UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GRIFFIN-AMERICAN HEALTHCARE REIT II, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

September 30, 2013
Dear Stockholder:

On behalf of our Board of Directors, I cordially invite you to attend the 2013 Annual Meeting of Stockholders of
Griffin-American Healthcare REIT II, Inc., to be held on December 5, 2013 at 8:30 a.m. local time, at the Island Hotel Newport Beach, located at 690 Newport Center Drive, Newport Beach, California 92660. We look forward to your attendance.
The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be acted upon by our stockholders, including the election of five directors, the ratification of the appointment of our independent registered public accounting firm and the approval of an amendment and restatement of our charter that would be effective immediately prior to a listing of our common stock on a national securities exchange, should such a listing occur. As our offering stage comes to a close, we have begun to consider various forms of liquidity, including a possible listing of our common stock on a national securities exchange, which would provide our stockholders with greater access to liquidity with the flexibility to sell or retain shares based on public market value. While we cannot assure you if or when we will effect a liquidity event, or what form of liquidity event will result in greater value for our stockholders, our Board of Directors believes that a charter amendment and restatement would be desirable if we decide to list our shares of common stock on a national securities exchange at a later time. If the proposed amendment and restatement of our charter is not approved, we currently do not intend to become a listed company. We are not, however, prohibited from doing so.
A report on the status of our follow-on public offering and our portfolio of properties will also be presented at the 2013 Annual Meeting of Stockholders, and our stockholders will have an opportunity to ask questions.
None of our stockholders own more than 10% of our outstanding shares, so every stockholder’s vote is important and assists us in establishing the necessary quorum to conduct business at the Annual Meeting of Stockholders. Regardless of the number of shares of our common stock you own, it is very important that your shares be represented at the 2013 Annual Meeting of Stockholders. ACCORDINGLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE 2013 ANNUAL MEETING OF STOCKHOLDERS IN PERSON, I URGE YOU TO SUBMIT YOUR PROXY AS SOON AS POSSIBLE. You may do this by completing, signing and dating the accompanying proxy card and returning it via fax to 1 (781) 633-4036 or in the accompanying self-addressed postage-paid return envelope. You also may authorize a proxy via the Internet at https://www.eproxy.com/hcreit2 or by telephone by dialing toll-free 1 (866) 977-7699. Please follow the directions provided in the proxy statement. This will not prevent you from voting in person at the 2013 Annual Meeting of Stockholders, but will assure that your vote will be counted if you are unable to attend the 2013 Annual Meeting of Stockholders.
YOUR VOTE COUNTS. THANK YOU FOR YOUR ATTENTION TO THIS MATTER, AND FOR YOUR CONTINUED SUPPORT OF, AND INTEREST IN, OUR COMPANY.
Sincerely,
Jeffrey T. Hanson
Chief Executive Officer and Chairman

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 5, 2013
NOTICE IS HEREBY GIVEN that the 2013 Annual Meeting of Stockholders of Griffin-American Healthcare REIT II, Inc., a Maryland corporation, will be held on December 5, 2013 at 8:30 a.m. local time, at the Island Hotel Newport Beach, located at 690 Newport Center Drive, Newport Beach, California 92660, for the following purposes, which are more completely set forth in the accompanying Proxy Statement:

1.
to consider and vote upon the election of five directors, each to hold office for a one-year term expiring at the 2014 Annual Meeting of Stockholders and until his successor is duly elected and qualifies;

2.	to consider and vote upon an amendment and restatement of our charter to be effective immediately prior to a listing of our common stock on a national securities exchange;

3.	to consider and vote upon the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2013; and

4.	to transact such other business as may properly come before the 2013 Annual Meeting of Stockholders or any adjournments or postponements thereof.
These proposals are discussed in the following pages, which are made part of this notice. Our stockholders of record at the close of business on September 9, 2013 are entitled to vote at the 2013 Annual Meeting of Stockholders of Griffin-American Healthcare REIT II, Inc. We reserve the right, in our sole discretion, to adjourn or postpone the 2013 Annual Meeting of Stockholders to provide more time to solicit proxies for the meeting.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on December 5, 2013.
The proxy statement and annual report to stockholders are available at https://www.eproxy.com/hcreit2.
You may obtain directions to attend the 2013 Annual Meeting of Stockholders of Griffin-American Healthcare REIT II, Inc. by calling 1 (949) 270-9225.
Please sign and date the accompanying proxy card and return it promptly by fax to 1 (781) 633-4036 or in the accompanying self-addressed postage-paid return envelope whether or not you plan to attend. You also may authorize a proxy electronically via the Internet at https://www.eproxy.com/hcreit2 or by telephone by dialing toll-free 1 (866) 977-7699. Instructions are included with the proxy card. If you attend the 2013 Annual Meeting of Stockholders, you may vote in person if you wish, even if you previously have returned your proxy card or authorized a proxy electronically. You may revoke your proxy at any time prior to its exercise.

By Order of the Board of Directors,

Cora Lo
Secretary

September 30, 2013

i

PROXY STATEMENT
The accompanying proxy is solicited by the Board of Directors of Griffin-American Healthcare REIT II, Inc., or Griffin-American Healthcare REIT II, for use in voting at the 2013 Annual Meeting of Stockholders, or the annual meeting, to be held on December 5, 2013 at 8:30 a.m. local time, at the Island Hotel Newport Beach, located at 690 Newport Center Drive, Newport Beach, California 92660, and at any adjournment or postponement thereof, for the purposes set forth in the attached notice. The proxy solicitation materials are being mailed to stockholders entitled to vote on or about September 30, 2013.
About the Meeting
What is the purpose of the annual meeting?
At the annual meeting, stockholders will be asked to: (i) consider and vote upon the election of five directors, each to hold office for a one-year term expiring at the 2014 Annual Meeting of Stockholders and until his successor is duly elected and qualifies; (ii) consider and vote upon an amendment and restatement of our charter to be effective immediately prior to a listing of our common stock on a national securities exchange; (iii) consider and vote upon the ratification of the appointment of Ernst & Young LLP, or Ernst & Young, as our independent registered public accounting firm for the year ending December 31, 2013; and (iv) transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.
Management will report on the status of our follow-on public offering, or our follow-on offering, and our portfolio of properties, and will respond to questions from stockholders. In addition, representatives of Ernst & Young, our independent registered public accounting firm, are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to questions from our stockholders.
What is our Board of Directors’ voting recommendation?
Unless you give other instructions on your proxy card, the individuals named on the card as proxy holders will vote in accordance with the recommendations of our Board of Directors. Our Board of Directors unanimously recommends that: (i) you vote your shares “FOR ALL NOMINEES” to our Board of Directors; (ii) you vote your shares “FOR” the amendment and restatement of our charter; and (iii) you vote your shares “FOR” the ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the year ending December 31, 2013. No director has informed us that he intends to oppose any action intended to be taken by us.
Why is the Board of Directors seeking to amend and restate the charter?
Our Board of Directors currently anticipates terminating our follow-on offering on or around October 15, 2013, which would mark the completion of our offering stage, the period during which we are offering shares of our common stock to the public. As our offering stage comes to a close, our Board of Directors has begun to consider various forms of liquidity, each of which we refer to as a liquidity event, including: (1) a listing of our common stock on a national securities exchange; (2) our sale or merger in a transaction that provides our stockholders with a combination of cash and/or securities of a publicly traded company; and (3) the sale of all or substantially all of our assets for cash or other consideration. While we cannot assure you if or when we will effect a liquidity event, or what form of liquidity event will result in greater value for our stockholders, our Board of Directors believes that a charter amendment and restatement would be desirable in connection with a potential listing of our common stock. Our charter currently includes certain provisions required by the Statement of Policy Regarding Real Estate Investment Trusts published by the North American Securities Administrators Association, or the NASAA REIT Guidelines, which apply to REITs with shares that are publicly registered with the SEC but are not listed on a national securities exchange. If we become a listed company, it will no longer be necessary for our charter to include these provisions from the NASAA REIT Guidelines, which are not typically included in the charters of exchange-traded REITs and other companies, including our competitors. In addition to removing those NASAA REIT Guidelines provisions from our charter that will no longer be necessary upon our listing, we are seeking to update our charter in other respects to reflect recent developments in public company governance and to more closely reflect listed company standards. We believe operating under our existing charter as a listed company could restrict our ability to achieve our highest possible value per share, compete effectively for investment opportunities, management talent and attracting and retaining independent directors.
In addition, we are proposing certain other changes to our charter to take effect just prior to our potential listing, including the removal of certain provisions governing our relationship with an external advisor and sponsor, certain changes for clarification purposes (e.g., the deletion of certain provisions that will automatically cease to be effective upon listing) and other changes to make our charter consistent with the Maryland General Corporation Law, under which we are formed.
If approved by our stockholders, we expect the charter amendment and restatement to take effect immediately prior to the listing. We only intend to cause the charter amendment and restatement to become effective in connection with a listing of our common stock, and we will not cause the charter amendment and restatement to become effective prior to the termination of our follow-on offering. If the proposed amendment and restatement of our charter is not approved, we currently do not intend to become a listed company. We are not, however, prohibited from doing so if our Board of Directors determines that a listing without the amendment and restatement of our charter would be in the best interests of stockholders. If we were to decide to list our common stock without the amendment and restatement of our charter, we believe that operating under our existing charter as a listed company could restrict our ability to achieve our highest possible value per share, compete effectively for investment opportunities, management talent and attracting and retaining independent directors.
Why is the company considering a listing of the common stock?
A listing on a national securities exchange is only one of the potential liquidity events that will be explored by our Board of Directors. With a successful listing on a national securities exchange, our stockholders would have greater access to liquidity with the flexibility to sell or retain shares based on public market value. Currently, our stockholders’ options for liquidity are very limited. In addition, as a listed company, we would have the opportunity to better access institutional investors and related capital sources to fund the continued growth of the company.
There can be no assurance that we will successfully list our common stock on a national securities exchange or that, if we are successful in listing, an active trading market for our common stock would develop and be sustained or that the price at which our common stock may trade in the future would increase.
What would be the consequences of a failure to approve the proposed amendment and restatement of our charter?
If the proposed amendment and restatement of our charter is not approved, we currently do not intend to become a listed company. We are not, however, prohibited from doing so; and we may consider becoming a listed company if our Board of Directors determines that a listing without the amendment and restatement of our charter would be in the best interests of stockholders. If we were to decide to list our common stock without the amendment and restatement of our charter, we believe that operating under our existing charter as a listed company could restrict our ability to achieve our highest possible value per share, compete effectively for investment opportunities, management talent and attracting and retaining independent directors.
What happens if additional proposals are presented at the annual meeting?
Other than the matters described in this proxy statement, we do not expect any additional matters to be presented for a vote at the annual meeting. If other matters are presented and you are authorizing a proxy, your proxy grants the individuals named as proxy holders the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.
Who is entitled to vote?
Only stockholders of record at the close of business on September 9, 2013, or the record date, are entitled to receive notice of the annual meeting and to vote the shares of our common stock that they hold on that date at the annual meeting or any adjournments or postponements thereof. As of the record date, we had 250,906,454 shares of our common stock issued and outstanding and entitled to vote. Each outstanding share of our common stock entitles its holder to cast one vote on each proposal to be voted on at the annual meeting.

What constitutes a quorum?
If holders of 50.0% of the shares of our common stock outstanding on the record date are present at the annual meeting, either in person or by proxy, we will have a quorum at the meeting, permitting the conduct of business at the meeting. Abstentions and broker non-votes will be counted to determine whether a quorum is present. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner.
How do I vote my shares at the annual meeting?
Authorizing a Proxy by Mail — Stockholders may authorize a proxy by completing the accompanying proxy card and mailing it in the accompanying self-addressed postage-paid return envelope. Completed proxy cards must be received by December 4, 2013.
Authorizing a Proxy by Fax — Stockholders may authorize a proxy by completing the accompanying proxy card and faxing it to 1 (781) 633-4036 until 11:59 p.m. Eastern Standard Time on December 4, 2013.
Authorizing a Proxy by Telephone — Stockholders may authorize a proxy by telephone by dialing toll-free at 1 (866) 977-7699 until 11:59 p.m. Eastern Standard Time on December 4, 2013.

Authorizing a Proxy by Internet — Stockholders may authorize a proxy electronically using the Internet at
https://www.eproxy.com/hcreit2 until 11:59 p.m. Eastern Standard Time on December 4, 2013.
Can I revoke my proxy after I return my proxy card or after I authorize a proxy by telephone, fax or the Internet?
If you are a stockholder of record as of September 9, 2013, you may revoke your proxy at any time before the proxy is exercised at the annual meeting by delivering to our Secretary a written notice of revocation or a properly signed proxy bearing a later date, or by attending the annual meeting and voting in person (although attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request). To revoke a proxy previously submitted by telephone, fax or the Internet, you may simply authorize a proxy again at a later date using the same procedure set forth above, but before the deadline for telephone, fax or Internet proxy authorization, in which case the later submitted proxy will be recorded and the earlier proxy revoked.
If you hold shares of our common stock in “street name,” you will need to contact the institution that holds your shares and follow its instructions for revoking a proxy.
What vote is required to approve each proposal that comes before the annual meeting?
To elect the director nominees, the affirmative vote of a majority of the shares of our common stock present in person or by proxy at a meeting at which a quorum is present must be cast in favor of the proposal. To approve an amendment and restatement of our charter, the affirmative vote of a majority of all votes entitled to be cast on the matter must be cast in favor of the proposal. To ratify the appointment of Ernst & Young, the affirmative vote of a majority of all votes cast at a meeting at which a quorum is present must be cast in favor of the proposal. Abstentions and broker non-votes will count as votes against both the proposal to elect the director nominees and the proposal to approve an amendment and restatement of our charter, but will have no impact on the proposal to ratify the appointment of Ernst & Young.
Will my vote make a difference?
Yes. Your vote is needed to ensure that the proposals can be acted upon. Unlike most other public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of shares of our common stock. As a result, a large number of our stockholders must be present in person or by proxy at the annual meeting to constitute a quorum. THEREFORE, YOUR VOTE IS VERY IMPORTANT EVEN IF YOU OWN ONLY A SMALL NUMBER OF SHARES! Your immediate response will help avoid potential delays and may save us significant additional expense associated with soliciting stockholder proxies. We encourage you to participate in the governance of Griffin-American Healthcare REIT II and welcome your attendance at the annual meeting.
Who will bear the costs of soliciting proxies for the meeting?
Griffin-American Healthcare REIT II will bear the entire cost of the solicitation of proxies from its stockholders. We have retained Boston Financial Data Services, Inc. to assist us in the distribution of proxy materials and solicitation of votes. We anticipate paying Boston Financial Data Services, Inc. approximately $160,000 for such services. In addition to the mailing of these proxy materials, the solicitation of proxies may be made in person, by telephone or by electronic communication by our directors and officers who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to our stockholders.

Who should I call if I have any questions?
If you have any questions about how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact:
Boston Financial Data Services, Inc.
P.O. Box 55046
Boston, Massachusetts 02205-9836
Griffin-American Healthcare REIT II, Inc.
Call toll-free: 1 (855) 844-8650

PROPOSAL FOR
ELECTION OF DIRECTORS
(Proposal No. 1)
Background
Our Board of Directors currently consists of five directors. Our charter and bylaws provide for a minimum of three and a maximum of 15 directors and that our directors each serve a term of one year, but may be re-elected. Our Board of Directors has nominated Jeffrey T. Hanson, Danny Prosky, Patrick R. Leardo, Gerald W. Robinson and Gary E. Stark, each for a term of office commencing on the date of the 2013 Annual Meeting of Stockholders of Griffin-American Healthcare REIT II and ending on the date of the 2014 Annual Meeting of Stockholders and until his successor is duly elected and qualifies. Each of Messrs. Hanson, Prosky, Leardo, Robinson and Stark currently serves as a member of our Board of Directors.
Unless otherwise instructed on the proxy, the shares represented by proxies will be voted FOR ALL NOMINEES for the directors named below. Each of the nominees has consented to being named as a nominee in this proxy statement and has agreed that, if elected, he will serve on our Board of Directors for a one-year term ending on the date of the 2014 Annual Meeting of Stockholders and until his successor has been duly elected and qualifies. If any nominee becomes unavailable for any reason, the shares represented by proxies may be voted for a substitute nominee designated by our Board of Directors. We are not aware of any family relationship among any of the nominees to become directors or executive officers of Griffin-American Healthcare REIT II. Each of the nominees for election as director has stated that there is no arrangement or understanding of any kind between him and any other person relating to his election as a director, except that such nominees agreed to serve as our directors if elected.
Director Qualifications
We believe that our Board of Directors should encompass a diverse range of talent, skill and expertise sufficient to provide sound and prudent guidance with respect to our operations and interests. Each director also is expected to: exhibit high standards of integrity, commitment and independence of thought and judgment; use his or her skills and experiences to provide independent oversight to our business; participate in a constructive and collegial manner; be willing to devote sufficient time to carrying out his or her duties and responsibilities effectively; devote the time and effort necessary to learn our business; and represent the long-term interests of our stockholders. Furthermore, we believe our Board of Directors should be comprised of persons with skills in areas such as: finance, real estate, leadership of business organizations and legal matters.
In addition to the targeted skill areas as noted above, we endeavor to select members of our Board of Directors which have a strong record of achievement in key knowledge areas that are critical for directors to add value to our Board of Directors, including:

•	Strategy — knowledge of our business model, the formulation of corporate strategies, knowledge of key competitors and markets;

•	Relationships — understanding how to interact with investors, accountants, attorneys, management companies and markets in which we operate; and

•	Functional — understanding of finance matters, financial statements and auditing procedures, technical expertise, legal issues and marketing.

Information about Director Nominees
Jeffrey T. Hanson, age 42, has served as our Chief Executive Officer and Chairman of the Board of Directors since January 2009. He is also one of the founders and owners of American Healthcare Investors LLC, or American Healthcare Investors, a Newport Beach-based investment management firm that serves as one of our co-sponsors and owns a majority interest in Griffin-American Healthcare REIT Sub-Advisor, LLC, or our sub-advisor. Since November 2011, Mr. Hanson has also served as an Executive Vice President of our sub-advisor. Mr. Hanson has also served as the Chief Executive Officer and Chairman of the Board of Directors of Griffin-American Healthcare REIT III, Inc., or GA Healthcare REIT III, since January 2013. He served as the Chief Executive Officer of Grubb & Ellis Healthcare REIT II Advisor, LLC, or Grubb & Ellis Healthcare REIT II Advisor, or our former advisor, from January 2009 to November 2011 and as the Chief Executive Officer and President of Grubb & Ellis Equity Advisors,

LLC, or Grubb & Ellis Equity Advisors, from June 2009 to November 2011. He also served as the Executive Vice President, Investment Programs, of Grubb & Ellis Company, or Grubb & Ellis, or our former sponsor, from December 2007 to November 2011 and served in various capacities within the Grubb & Ellis organization from July 2006 to November 2011. Grubb & Ellis filed for Chapter 11 bankruptcy protection on February 20, 2012. From 1997 to July 2006, prior to Grubb & Ellis’ merger with NNN Realty Advisors, Inc. in December 2007, Mr. Hanson served as Senior Vice President with Grubb & Ellis’ Institutional Investment Group in the firm’s Newport Beach office. While with that entity, he managed investment sale assignments throughout the Western U.S., with a significant focus on leading acquisitions and dispositions on healthcare-related properties, for major private and institutional clients. During that time, he also served as a member of the Grubb & Ellis President’s Counsel and Institutional Investment Group Board of Advisors. Mr. Hanson received a B.S. degree in Business from the University of Southern California with an emphasis in Real Estate Finance.
Our Board of Directors selected Mr. Hanson to serve as a director because he is our Chief Executive Officer and has served in various executive roles with a focus on property management and property acquisitions. Mr. Hanson has profound insight into the development, marketing, finance and operations aspects of our company. He has expansive knowledge of the real estate and healthcare industries and relationships with chief executives and other senior management at real estate and healthcare companies. Our Board of Directors believes that Mr. Hanson brings a unique and valuable perspective to our Board of Directors. As of September 9, 2013, Mr. Hanson owns, either individually or collectively with his wife, approximately 386,638 shares of our common stock and is the largest stockholder of our company.
Danny Prosky, age 48, has served as our director, President and Chief Operating Officer since January 2009. He is also one of the founders and owners of American Healthcare Investors, which serves as one of our co-sponsors and owns a majority interest in our sub-advisor. Since November 2011, Mr. Prosky has also served as an Executive Vice President of our sub-advisor. He has also served as President, Chief Operating Officer and director of GA Healthcare REIT III since January 2013. He served as the President and Chief Operating Officer of Grubb & Ellis Healthcare REIT II Advisor from January 2009 to November 2011 and as Executive Vice President and Secretary of Grubb & Ellis Equity Advisors, Property Management, Inc. from June 2011 to November 2011. He also served as the Executive Vice President, Healthcare Real Estate of Grubb & Ellis Equity Advisors from September 2009 to November 2011, having served in various capacities within the Grubb & Ellis organization from March 2006 to November 2011, and was responsible for all healthcare-related property acquisitions, management and dispositions. He served as the Executive Vice President — Acquisitions of Grubb & Ellis Healthcare REIT, Inc. (now known as Healthcare Trust of America, Inc.) from April 2008 to June 2009, having served as its Vice President – Acquisitions from September 2006 to April 2008. Mr. Prosky previously worked for Health Care Property Investors, Inc., a publicly traded healthcare REIT, where he served as the Assistant Vice President – Acquisitions & Dispositions from February 2005 to March 2006 and as Assistant Vice President – Asset Management from November 1999 to February 2005. From 1992 to 1999, he served as the Manager, Financial Operations, Multi-Tenant Facilities for American Health Properties, Inc. Mr. Prosky received a B.S. degree in Finance from the University of Colorado and an M.S. degree in Management from Boston University.
Our Board of Directors selected Mr. Prosky to serve as a director because he is our President and Chief Operating Officer and his primary focus has been on the acquisition and operation of healthcare and healthcare-related properties. He has significant knowledge of, and relationships within, the real estate and healthcare industries, due in part to the 14 years he worked at Health Care Property Investors, Inc. and American Health Properties, Inc. Our Board of Directors believes that his executive experience in the real estate industry coupled with his deep knowledge of our company’s strategies and operations bring strong financial and operational expertise to our Board of Directors.

Patrick R. Leardo, age 66, has served as one of our independent directors since August 2009. Mr. Leardo has also served as the Managing Member of Domain Capital Advisors, LLC, a registered investment advisor, since July 2008. From May 1986 to June 2008, Mr. Leardo served in various management roles at PricewaterhouseCoopers LLP, including serving as the partner in charge of the Global Real Estate Advisory practice. Prior to the merger of PriceWaterhouse and Coopers & Lybrand in 1998, Mr. Leardo was also the Real Estate Industry Chairman for Coopers & Lybrand’s real estate activities, coordinating all lines of service including audit, tax and consulting. Mr. Leardo’s industry memberships include the Pension Real Estate Association, National Realty Committee, Urban Land Institute, or ULI, and the National Association of Real Estate Investment Trusts, or NAREIT. He also holds the prestigious Counselor of Real Estate designation and was honored by the Royal Institute of Chartered Surveyors as a Fellow in May 2006. He recently completed a term as a Trustee of ULI and has been invited to become a Governor of ULI. Mr. Leardo has also served as a Board Trustee for the American Seniors Housing Association, a member of the board of directors of Edens & Avant, a $2.5 billion market cap private REIT and a Board Trustee for Roanoke College located in Salem, Virginia. Mr. Leardo received a B.S. degree in Economics from Upsala College.
Our Board of Directors selected Mr. Leardo to serve as a director in part due to his financial and accounting expertise, particularly in the real estate industry. Our Board of Directors believes that his experience as a partner at a public accounting firm, as well as his previous service on the board of directors of a REIT, will bring value to us, particularly in his role as the audit committee chairman and audit committee financial expert. With his extensive background in finance, accounting and business operations, Mr. Leardo has a unique portfolio of business skills.
Gerald W. Robinson, age 65, has served as one of our independent directors since August 2009. Mr. Robinson has also served as the Executive Vice President of Pacific Life Insurance Company since January 1994 and as Chairman and Chief Executive Officer of Pacific Select Distributors, Inc. since March 1994. Prior to 1994, Mr. Robinson served in various executive positions in the life insurance industry, including positions with Home Life Insurance Company, Anchor National Life Insurance Company and Private Ledger Financial Services. During Mr. Robinson’s career, he has supervised and been a member of due diligence committees responsible for the approval of all products offered by broker-dealers for sale through registered representatives including real estate limited partnership, REIT and mortgage-based products. In addition, while at Pacific Life Insurance Company, Mr. Robinson was a member of the investment committee, which was responsible for the purchase and disposition of all assets of the insurance company which included numerous forms of real estate, mortgage and REIT investments. Mr. Robinson is a Certified Financial Planner and a Chartered Life Underwriter and received a B.S. degree in Business Administration from Central Michigan University.
Our Board of Directors selected Mr. Robinson to serve as a director due to his strong relationships and understanding of the financial network through which we offer our shares of common stock in our offerings. Mr. Robinson’s vast experience in capital markets and business operations enhances his ability to contribute insight on achieving business success in a diverse range of economic conditions and competitive environments. Our Board of Directors believes that this experience will bring valuable knowledge and insight to our company.
Gary E. Stark, age 57, has served as one of our independent directors since August 2009. From February 2010 through March 2011, Mr. Stark acted as the chief operating officer of Whitten LLC, a healthcare company operating a luxury assisted living and memory care facility in La Habra, California. Since December 2007, Mr. Stark has been the owner and managing member of Chateau DHAL Management, LLC, a healthcare management company that operated an assisted living facility exclusively dedicated to qualifying low income individuals with assisted living needs in Kansas City, Kansas. Since May 2005, Mr. Stark has been the owner and managing member of Chateau Healthcare Management, LLC, a healthcare management company that operated luxury assisted living, senior residential care, memory care and Alzheimer’s care facilities in Overland Park and Mission, Kansas. From November 2002 to July 2005, Mr. Stark co-owned Grace Long Term Care, LLC, a healthcare management company operating skilled nursing and assisted living facilities. Mr. Stark served as a private consultant from August 2001 to March 2004 to Health Care Property Investors, Inc. Mr. Stark also served as a Vice President and General Counsel of Nationwide Health Properties, Inc., a publicly traded healthcare REIT, from March 1992 to August 2001. Prior to 2001, Mr. Stark also served as Vice President of Legal Affairs/General Counsel of Life Care Centers of America, Inc., one of the largest privately owned sub-acute/long-term care providers in the U.S., and as General Counsel of Care Enterprises, Inc., a publicly traded healthcare corporation engaged in sub-acute/long-term care, ancillary healthcare services and products. Mr. Stark received a B.A. degree in Economics from the University of California, Irvine and received a J.D. degree from the University of California, Hastings College of Law. Mr. Stark is a member of the California State Bar Association.
Our Board of Directors selected Mr. Stark to serve as a director due to his knowledge of the healthcare industry and his previous relationships with publicly traded REITs. Mr. Stark’s extensive knowledge of our company’s business sector combined with his executive experience at numerous other real estate companies focused on the healthcare industry is a significant asset to our company. Our Board of Directors believes that Mr. Stark’s experience will result in assisting us in developing our long-term strategy in the healthcare industry.
Vote Required
The proposal to elect the director nominees requires that a majority of the shares of our common stock present in person or by proxy at a meeting at which a quorum is present must be cast in favor of the proposal. For purposes of the proposal to elect the director nominees, abstentions and broker non-votes will count toward the presence of a quorum but will have the same effect as votes against the proposal. A properly executed proxy card, or instruction by telephone, fax or the Internet, indicating “FOR ALL” will be considered a vote in favor of the proposal to elect all the director nominees. A properly executed proxy card, or instruction by telephone, fax or the Internet, indicating

“WITHHOLD ALL” will be considered a vote against all the director nominees. A properly executed proxy card, or instruction by telephone, fax or the Internet, indicating “FOR ALL EXCEPT” will have the effect of a vote in favor of the proposal to elect all the director nominees other than those director nominees specified in the appropriate box on the proxy card and shall be considered a vote against such specified director nominees.
Our Board of Directors recommends a vote FOR ALL NOMINEES for election as directors.

EXECUTIVE OFFICERS
Information regarding our executive officers is set forth below. We are not aware of any family relationship among any of the nominees to become directors or executive officers of Griffin-American Healthcare REIT II. Each of our executive officers has stated that there is no arrangement or understanding of any kind between him or her and any other person relating to his or her appointment as an executive officer.
For biographical information regarding Mr. Hanson, our Chief Executive Officer and Chairman, and Mr. Prosky, our director, President and Chief Operating Officer, see “— Information about Director Nominees” above.
Shannon K S Johnson, age 36, has served as our Chief Financial Officer since January 2009. Ms. Johnson has also served as the Senior Vice President, Accounting and Finance of American Healthcare Investors since January 2012. She has also served as Chief Financial Officer of GA Healthcare REIT III since January 2013. Ms. Johnson served as the Financial Reporting Manager for Grubb & Ellis Realty Investors, LLC, or Grubb & Ellis Realty Investors, an indirect wholly-owned subsidiary of Grubb & Ellis, from January 2006 to January 2012. Ms. Johnson served as Chief Financial Officer of Grubb & Ellis Healthcare REIT, Inc. (now known as Healthcare Trust of America, Inc.) and Grubb & Ellis Apartment REIT, Inc. (now known as Landmark Apartment Trust of America, Inc.) from August 2006 to March 2009 and from April 2006 to November 2010, respectively. From June 2002 to January 2006, Ms. Johnson gained public accounting and auditing experience while employed as an auditor with PricewaterhouseCoopers LLP. Prior to joining PricewaterhouseCoopers LLP, from September 1999 to June 2002, Ms. Johnson worked as an auditor with Arthur Andersen LLP, where she worked on the audits of a variety of public and private entities. Ms. Johnson is a Certified Public Accountant in the State of California and received a B.A. degree in Business-Economics and a minor in Accounting from the University of California, Los Angeles, where she graduated summa cum laude.
Mathieu B. Streiff, age 38, has served as our Executive Vice President since January 2012. He is also one of the founders and owners of American Healthcare Investors, which serves as one of our co-sponsors and owns a majority interest in our sub-advisor. Since November 2011, Mr. Streiff has also served as an Executive Vice President of our sub-advisor. Mr. Streiff also served as Executive Vice President of GA Healthcare REIT III from January 2013 to July 2013, and has served as Executive Vice President, General Counsel of GA Healthcare REIT III since July 2013. He served as General Counsel, Executive Vice President and Secretary of Grubb & Ellis from October 2010 to June 2011. Grubb & Ellis filed for Chapter 11 bankruptcy protection on February 20, 2012. Mr. Streiff joined Grubb & Ellis Realty Investors in March 2006 as the firm’s real estate counsel responsible for structuring and negotiating property acquisitions, financings, joint ventures and disposition transactions. He was promoted to Chief Real Estate Counsel and Senior Vice President, Investment Operations in March 2009 and served in that position until October 2010. In this role, his responsibility was expanded to include the structuring and strategic management of the company’s securitized real estate investment platforms. From September 2002 until March 2006, Mr. Streiff was an associate in the real estate department of Latham & Watkins LLP in New York. Mr. Streiff received a B.S. degree in Environmental Economics and Policy from the University of California, Berkeley and a J.D. degree from Columbia University Law School. He is a member of the New York State Bar Association.
Stefan Oh, age 42, has served as our Senior Vice President — Acquisitions since January 2009. Mr. Oh has also served as the Senior Vice President, Acquisitions of American Healthcare Investors since January 2012. He has also served as Senior Vice President — Acquisitions of GA Healthcare REIT III since January 2013. Mr. Oh served as the Senior Vice President, Healthcare Real Estate of Grubb & Ellis Equity Advisors from January 2010 to January 2012, having served in the same capacity for Grubb & Ellis Realty Investors since June 2007, where he was responsible for the acquisition and management of healthcare real estate. Prior to joining Grubb & Ellis, from August 1999 to June 2007, Mr. Oh worked for Health Care Property Investors, Inc., where he served as Director of Asset Management and later as Director of Acquisitions. From 1997 to 1999, he worked as an auditor and project manager for Ernst & Young AB in Stockholm, Sweden and from 1993 to 1997 as an auditor within Ernst & Young LLP’s EYKL Real Estate Group in Los Angeles, California. Mr. Oh received a B.S. degree in Accounting from Pepperdine University and is a Certified Public Accountant in the State of California (inactive).

Cora Lo, age 39, has served as our Secretary since November 2010, having previously served as our Assistant Secretary since March 2009. Ms. Lo has also served as the Senior Vice President, Securities Counsel of American Healthcare Investors since January 2012. She has also served as Secretary of GA Healthcare REIT III since January 2013. Ms. Lo served as Senior Corporate Counsel for Grubb & Ellis from December 2007 to January 2012, having served as Senior Corporate Counsel and Securities Counsel for Grubb & Ellis Realty Investors since January 2007 and December 2005, respectively. She also served as the Assistant Secretary of Grubb & Ellis Apartment REIT, Inc. (now known as Landmark Apartment Trust of America, Inc.) from June 2008 to November 2010. From September 2002 to December 2005, Ms. Lo served as General Counsel of I/OMagic Corporation, a publicly traded company. Prior to 2002, Ms. Lo practiced as a private attorney specializing in corporate and securities law. Ms. Lo also interned at the SEC, Division of Enforcement in 1998. Ms. Lo received a B.A. degree in Political Science from the University of California, Los Angeles and received a J.D. degree from Boston University. Ms. Lo is a member of the California State Bar Association.

OTHER KEY OFFICERS
Information regarding our other key officer is set forth below. We are not aware of any family relationship among any of the nominees to become directors, executive officers or other key officers of Griffin-American Healthcare REIT II. Our other key officer has stated that there is no arrangement or understanding of any kind between him and any other person relating to his appointment as an officer.

Chris Rooney, age 31, has served as our Vice President of Asset Management since June 2012. He has also served as Senior Vice President of Asset Management for our co-sponsor, American Healthcare Investors, since January 2012. Mr. Rooney previously served as Vice President of Asset Management for the investment management subsidiary of Grubb & Ellis Company from August 2007 to January 2012, where he oversaw portfolios exceeding more than $1 billion on behalf of various private and public real estate investment programs. Mr. Rooney possesses extensive asset management experience spanning our four core clinical classes of healthcare real estate: medical office buildings, hospitals, skilled nursing facilities and senior housing. Mr. Rooney received B.S. degrees in Finance and Real Estate, with Minors in Urban Planning, Economics and Music, from Arizona State University.

CORPORATE GOVERNANCE
Director Attendance at Meetings of the Board of Directors
Our Board of Directors held 42 meetings during the fiscal year ended December 31, 2012. Each of our incumbent directors attended at least 75.0% of the aggregate total number of meetings of our Board of Directors held during the period for which he served as a director and of the aggregate total number of meetings held by all committees of our Board of Directors on which he served during the periods in which he served.
Director Attendance at Annual Meetings of the Stockholders
Although we have no policy with regard to attendance by the members of our Board of Directors at our annual meetings, we invite and encourage the members of our Board of Directors to attend our annual meetings to foster communication between stockholders and our Board of Directors. Each of the members of our Board of Directors attended the 2012 Annual Meeting of Stockholders.
Stockholder Communication with the Board of Directors
Any stockholder who desires to contact members of our Board of Directors, or a specified committee of our Board of Directors, may do so by writing to: Griffin-American Healthcare REIT II, Inc., Board of Directors, 18191 Von Karman Avenue, Suite 300, Irvine, California 92612, Attention: Secretary. Communications received will be distributed by our Secretary to such member or members of our Board of Directors as deemed appropriate by our Secretary, depending on the facts and circumstances outlined in the communication received. For example, if any questions regarding accounting, internal controls and auditing matters are received, they will be forwarded by our Secretary to the Audit Committee for review.

Director Independence
We have a five-member Board of Directors. Our charter provides that a majority of the directors must be “independent directors.” Two of our directors, Jeffrey T. Hanson and Danny Prosky, are affiliated with us and we do not consider them to be independent directors. Our three remaining directors qualify as “independent directors” as defined in our charter in compliance with the requirements of the NASAA REIT Guidelines. As defined in our charter, the term “independent director” means a director who is not on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly associated with our co-sponsors, American Healthcare Investors and Griffin Capital Corporation, our advisor, Griffin-American Healthcare REIT Advisor, LLC, or Griffin-American Advisor, or our sub-advisor, Griffin-American Healthcare REIT Sub-Advisor, LLC, or collectively, our advisor entities, by virtue of: (i) ownership of an interest in our co-sponsors, our advisor entities or any of their affiliates; (ii) employment by our co-sponsors, our advisor entities or any of their affiliates; (iii) service as an officer or director of our co-sponsors, our advisor entities or any of their affiliates; (iv) performance of services, other than as a director for us; (v) service as a director or trustee of more than three REITs organized by our co-sponsors or advised by our advisor entities; or (vi) maintenance of a material business or professional relationship with our co-sponsors, our advisor entities or any of their affiliates. A business or professional relationship is considered “material” if the aggregate gross income derived by a director from our co-sponsors, our advisor entities and their affiliates (excluding fees for serving as our director or director of another REIT or real estate program that is organized, advised or managed by our advisor or its affiliates) exceeds five percent of either the director’s annual gross income during either of the last two years or the director’s net worth on a fair market value basis. An indirect association with our co-sponsors or our advisor entities shall include circumstances in which a director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with our co-sponsors, our advisor entities, any of their affiliates or us.
While our stock is not listed on the New York Stock Exchange, each of our independent directors would also qualify as independent under the rules of the New York Stock Exchange and our Audit Committee members would qualify as independent under the New York Stock Exchange’s rules applicable to Audit Committee members.
Board Leadership Structure
Jeffrey T. Hanson serves as both our Chairman of the Board of Directors and Chief Executive Officer. Our independent directors have determined that the most effective leadership structure for our company at the present time is for our Chief Executive Officer to also serve as our Chairman of the Board of Directors. Our independent directors believe that because our Chief Executive Officer is ultimately responsible for our day-to-day operations and for executing our business strategy, and because our performance is an integral part of the deliberations of our Board of Directors, our Chief Executive Officer is the director best qualified to act as Chairman of the Board of Directors. Our Board of Directors retains the authority to modify this structure to best address our unique circumstances, and so advance the best interests of all stockholders, as and when appropriate. In addition, although we do not have a lead independent director, our Board of Directors believes that the current structure is appropriate, as we have no employees and are externally managed by our advisor entities, whereby all operations are conducted by our advisor entities or their affiliates.
Our Board of Directors also believes, for the reasons set forth below, that its existing corporate governance practices achieve independent oversight and management accountability, which is the goal that many companies seek to achieve by separating the roles of Chairman of the Board of Directors and Chief Executive Officer. Our governance practices provide for strong independent leadership, independent discussion among directors and for independent evaluation of, and communication with, many members of senior management. These governance practices are reflected in our Code of Business Conduct and Ethics, or our Code of Ethics. Some of the relevant processes and other corporate governance practices include:

•
A majority of our directors are independent directors. Each director is an equal participant in decisions made by our full Board of Directors. In addition, all matters that relate to our co-sponsors, our advisor entities or any of their affiliates must be approved by a majority of our independent directors. The Audit Committee is comprised entirely of independent directors.

•	Each of our directors is elected annually by our stockholders.

Committees of our Board of Directors
We have one standing committee of our Board of Directors, the Audit Committee. From time to time, our Board of Directors may establish other committees it deems appropriate to address specific areas in more depth than may be possible at a full Board of Directors meeting, provided that a majority of the members of each committee are independent directors.
Audit Committee. We have an Audit Committee which must be comprised of a minimum of three individuals, a majority of whom are independent directors. Currently, the Audit Committee includes Messrs. Leardo, Robinson and Stark, each of whom is an independent director. Mr. Leardo is designated as the Audit Committee financial expert and serves as the Audit Committee chairman. The Audit Committee has adopted a charter, which is available to our stockholders at http://www.healthcarereit2.com/corporate-governance. The Audit Committee held 13 meetings during the fiscal year ended December 31, 2012. The Audit Committee:

•
has direct responsibility for appointing and overseeing an independent registered public accounting firm registered with the Public Company Accounting Oversight Board to serve as our independent auditors;

•	reviews the plans and results of the audit engagement with our independent registered public accounting firm;

•	approves audit and non-audit professional services (including the fees and terms thereof) provided by, and the independence of, our independent registered public accounting firm; and

•	consults with our independent registered public accounting firm regarding the adequacy of our internal controls.
Compensation Committee. Our Board of Directors believes that it is appropriate for our Board of Directors not to have a standing Compensation Committee based upon the fact that our executive officers and our non-independent directors do not receive compensation directly from us for services rendered to us, and we do not intend to pay compensation directly to our executive officers or our non-independent directors. Our independent directors receive compensation pursuant to the terms of an incentive plan, or our 2009 Incentive Plan, which is described under “Compensation of Directors and Executive Officers.”
Nominating and Corporate Governance Committee. We do not have a separate Nominating and Corporate Governance Committee, which we believe is the most effective and efficient approach based on the size of our Board of Directors and our current and anticipated operational requirements. We believe that our Board of Directors is qualified to perform the functions typically delegated to a Nominating and Corporate Governance Committee and that the formation of a separate committee is not necessary at this time. Our Board of Directors performs the functions of a Nominating Committee, wherein it develops the criteria for prospective members of our Board of Directors, conducts searches and interviews for prospective director candidates, reviews background information for all candidates for the Board of Directors, including those recommended by stockholders, and formally proposes the slate of directors to be elected at each annual meeting of stockholders. In addition, our full Board of Directors performs functions similar to those which might otherwise normally be delegated to a Corporate Governance Committee, including, among other things, developing a set of corporate governance principles, adopting a code of ethics, adopting objectives with respect to conflicts of interest, monitoring our compliance with corporate governance requirements of state and federal law, overseeing and evaluating our Board of Directors and our management, evaluating from time to time the appropriate size and composition of our Board of Directors and recommending, as appropriate, increases, decreases and changes to the composition of our Board of Directors, and formally proposing the slate of directors to be elected at each annual meeting of stockholders.

Director Nomination Procedures and Diversity
As outlined above, in selecting a qualified nominee, our Board of Directors considers such factors as it deems appropriate, which may include: the current composition of our Board of Directors; the range of talents of a nominee that would best complement those already represented on our Board of Directors; the extent to which a nominee would diversify our Board of Directors; a nominee’s standards of integrity, commitment and independence of thought and judgment; a nominee’s ability to represent the long-term interests of our stockholders as a whole; a nominee’s relevant expertise and experience upon which to be able to offer advice and guidance to management; a nominee who is accomplished in his or her respective field, with superior credentials and recognition; and the need for specialized expertise. While we do not have a formal diversity policy, we believe that the backgrounds and qualifications of our directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow our Board of Directors to fulfill its responsibilities. Applying these criteria, our Board of Directors considers candidates for membership on our Board of Directors suggested by its members, as well as by our stockholders. Members of our Board of Directors annually review our Board of Directors’ composition by evaluating whether our Board of Directors has the right mix of skills, experience and backgrounds. Our Board of Directors may also consider an assessment of its diversity, in its broadest sense, reflecting, but not limited to, age, geography, gender and ethnicity.
Our Board of Directors identifies nominees by first evaluating the current members of our Board of Directors willing to continue in service. Current members of our Board of Directors with skills and experience relevant to our business and who are willing to continue in service are considered for re-nomination. If any member of our Board of Directors does not wish to continue in service or if our Board of Directors decides not to nominate a member for re-election, our Board of Directors will review the desired skills and experience of a new nominee in light of the criteria set forth above.
Our Board of Directors also considers nominees for our Board of Directors recommended by stockholders. Notice of proposed stockholder nominations for our Board of Directors must be delivered in accordance with the requirements set forth in our bylaws and SEC Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Nominations must include the full name of the proposed nominee, a brief description of the proposed nominee’s business experience for at least the previous five years and a representation that the nominating stockholder is a beneficial or record owner of our common stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. Nominations should be delivered to: Griffin-American Healthcare REIT II, Inc., Board of Directors, 18191 Von Karman Avenue, Suite 300, Irvine, California 92612, Attention: Secretary.
Our Board of Directors recommends the slate of directors to be nominated for election at the annual meeting of stockholders. We have not employed or paid a fee to, and do not currently employ or pay a fee to, any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees.
Board of Directors Role in Risk Oversight
Our Board of Directors oversees our stockholders’ and other stakeholders’ interest in the long-term success of our business strategy and our overall financial strength.
Our Board of Directors is actively involved in overseeing risks associated with our business strategies and decisions. It does so, in part, through its approval of all property acquisitions and real estate-related investments and all assumptions of debt, as well as its oversight of our executive officers and advisor. In particular, our Board of Directors may determine at any time to terminate our advisor pursuant to the terms of an advisory agreement with our advisor, or the Advisory Agreement, and must evaluate the performance of our advisor, and re-authorize the Advisory Agreement, on an annual basis. Our Board of Directors is also responsible for overseeing risks related to corporate governance and the selection of nominees to our Board of Directors.
In addition, the Audit Committee reviews risks related to our financial reporting. The Audit Committee meets with our Chief Financial Officer and with representatives of our independent registered public accounting firm on a quarterly basis to discuss and assess the risks related to our internal controls. Additionally, material violations of our Code of Ethics and related corporate policies are reported to the Audit Committee and/or depending on the subject matter, and as required, are reported to our Board of Directors.
Code of Business Conduct and Ethics
We have adopted our Code of Ethics, which contains general guidelines for conducting our business and is designed to help our directors, employees and independent consultants resolve ethical issues in an increasingly complex business environment. Our Code of Ethics applies to our Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer, Controller and persons performing similar functions and all members of our Board of Directors. Our Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, and compliance with laws and regulations. Stockholders may request a copy of our Code of Ethics, which will be provided without charge, by writing to: Griffin-American Healthcare REIT II, Inc., 18191 Von Karman Avenue, Suite 300, Irvine, California 92612, Attention: Secretary. Our Code of Ethics is also available on our website, http://www.healthcarereit2.com/corporate-governance. If, in the future, we amend, modify or waive a provision in our Code of Ethics, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our website, as necessary.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Executive Compensation
We have no employees. Our executive officers are all employees of our advisor entities and/or their affiliates, and are compensated by these entities for their services to us. Our day-to-day management is performed by our advisor entities and their affiliates. We pay these entities fees and reimburse expenses pursuant to the Advisory Agreement. We do not currently intend to pay any compensation directly to our executive officers. As a result, we do not have, and our Board of Directors has not considered, a compensation policy or program for our executive officers and has not included a Compensation Discussion and Analysis, a Compensation Committee Report or a resolution subject to a stockholder advisory vote to approve the compensation of our executive officers in this proxy statement.
Compensation Committee Interlocks and Insider Participation
Other than Mr. Hanson and Mr. Prosky, no member of our Board of Directors during the fiscal year ended December 31, 2012 has served as an officer, and no member of our Board of Directors served as an employee, of Griffin-American Healthcare REIT II or any of our subsidiaries. In addition, during the fiscal year ended December 31, 2012, none of our executive officers served as a director or member of a Compensation Committee (or other board committee performing equivalent functions) of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.
Option/SAR Grants in Last Fiscal Year
No option grants were made to our officers or directors for the year ended December 31, 2012.
Director Compensation
Until November 7, 2012, our independent directors received the following forms of compensation:

•
Annual Retainer. Our independent directors received an aggregate annual retainer of $36,000, which was paid on a quarterly basis at the commencement of each quarter for which an individual served as an independent director. The chairman of the Audit Committee received an additional aggregate annual retainer of $5,000, which was paid on a quarterly basis at the commencement of each quarter for which an individual served as the chairman of the Audit Committee.

•
Meeting Fees. Our independent directors received $1,500 for each Board of Directors meeting attended in person or by telephone and $500 for each committee meeting attended in person or by telephone. The chairman of each committee, other than the Audit Committee chairman, also may have received additional compensation. If a Board of Directors meeting was held on the same day as a committee meeting, an additional fee was not paid for attending the committee meeting.

•
Equity Compensation. In connection with his or her initial election to our Board of Directors, each independent director received 5,000 shares of restricted common stock, and an additional 2,500 shares of restricted common stock in connection with his or her subsequent election each year. The restricted shares vested as to 20.0% of the shares on the date of grant and on each anniversary thereafter over four years from the date of grant.

•
Other Compensation. We reimbursed our directors for reasonable out-of-pocket expenses incurred in connection with attendance at meetings, including committee meetings, of our Board of Directors. Our independent directors did not receive other benefits from us.

In addition, on June 14, 2012, our Board of Directors approved a special payment of $1,500 in cash to each of Mr. Leardo and Mr. Robinson in consideration of additional services rendered by them as independent directors. Additionally, on November 28, 2012 and December 27, 2012, our Board of Directors approved a special payment of $1,500 in cash to each of Mr. Robinson and Mr. Stark, on each respective date, in consideration of additional services rendered by them as independent directors.

On November 7, 2012, our Board of Directors approved the following forms of compensation for our independent directors:

•
Annual Retainer. Effective as of the first quarter of 2013, our independent directors receive an aggregate annual retainer of $50,000, which is paid on a quarterly basis at the commencement of each quarter for which an individual serves as an independent director. Effective as of the first quarter of 2013, the chairman of the Audit Committee receives an additional aggregate annual retainer of $5,000, which is paid on a quarterly basis at the commencement of each quarter for which an individual serves as the chairman of the Audit Committee.

•
Meeting Fees. Effective as of November 7, 2012, our independent directors receive $1,500 for each Board of Directors meeting attended in person or by telephone and $500 for each committee meeting attended in person or by telephone, which is paid monthly in arrears. The chairman of each committee, other than the Audit Committee chairman, also may receive additional compensation. If a Board of Directors meeting is held on the same day as a committee meeting, an additional fee will not be paid for attending the committee meeting.

•
Equity Compensation. Effective as of November 7, 2012, in connection with his or her initial election to our Board of Directors, each independent director receives 5,000 shares of restricted common stock pursuant to our incentive plan, and an additional 5,000 shares of restricted common stock pursuant to our incentive plan in connection with his or her subsequent election each year, provided that such person is an independent director as of the date of his or her re-election and continually served as an independent director during such period. In addition, on November 7, 2012, our Board of Directors approved a one-time issuance of 2,500 shares of restricted common stock to each independent director as a result of the directors' determination of market compensation for independent directors of similar publicly registered REITs. The restricted shares vest as to 20.0% of the shares on the date of grant and on each anniversary thereafter over four years from the date of grant.

•
Other Compensation. We reimburse our directors for reasonable out-of-pocket expenses incurred in connection with attendance at meetings, including committee meetings, of our Board of Directors. Such reimbursement is paid monthly. Our independent directors do not receive other benefits from us.

Our non-independent directors do not receive any compensation from us.
The following table sets forth certain information with respect to our director compensation during the fiscal year ended December 31, 2012:

Name	Fees Earned or Paid in Cash($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jeffrey T. Hanson(3)	—	—	—	—	—	—	—
Danny Prosky(3)	—	—	—	—	—	—	—
Patrick R. Leardo	107,000	76,650	—	—	—	—	183,650
Gerald W. Robinson	105,000	76,650	—	—	—	—	181,650
Gary E. Stark	105,000	76,650	—	—	—	—	181,650

________

(1)	Consists of the amounts described below.

Director	Role	Basic Annual Retainer ($)	Meeting Fees ($)	Additional Special Payments ($)
Hanson	Chairman of the Board	—	—	—
Prosky	Director	—	—	—
Leardo	Chairman, Audit Committee	41,000	66,000	—
Robinson	Member, Audit Committee	36,000	66,000	3,000
Stark	Member, Audit Committee	36,000	66,000	3,000

(2)
The amounts in this column represent the aggregate grant date fair value of the awards granted for the year ended December 31, 2012, as determined in accordance with ASC Topic 718, Compensation — Stock Compensation, or ASC Topic 718. The following table shows the shares of restricted common stock awarded to each director for the year ended December 31, 2012, and the aggregate grant date fair value for each award (computed in accordance with ASC Topic 718):

Director	Grant Date	Number of Shares of Restricted Common Stock	Full Grant Date Fair Value of Award ($)
Hanson	—	—	—
Prosky	—	—	—
Leardo	11/07/2012	7,500	76,650
Robinson	11/07/2012	7,500	76,650
Stark	11/07/2012	7,500	76,650
The following table shows the aggregate number of shares of nonvested restricted common stock held by each director as of December 31, 2012:

Director	Number of Shares of Nonvested Restricted Common Stock
Hanson	—
Prosky	—
Leardo	9,500
Robinson	9,500
Stark	9,500

(3)	Mr. Hanson and Mr. Prosky are not independent directors.
2009 Incentive Plan
We adopted our 2009 Incentive Plan, pursuant to which our Board of Directors or a committee of our independent directors may make grants of options, restricted shares of common stock, stock purchase rights, stock appreciation rights, or SARs, or other awards to our independent directors, employees and consultants. The maximum number of shares of our common stock that may be issued pursuant to our 2009 Incentive Plan is 2,000,000.
On October 21, 2009, we granted an aggregate of 15,000 shares of our restricted common stock, as defined in our 2009 Incentive Plan, to our independent directors in connection with their initial election to our Board of Directors, of which 20.0% vested on the grant date and 20.0% will vest on each of the first four anniversaries of the date of grant. On each of June 8, 2010, June 14, 2011 and November 7, 2012 in connection with their re-election, we granted an aggregate of 7,500, 7,500 and 15,000 shares, respectively, of our restricted common stock, as defined in our 2009 Incentive Plan, to our independent directors, which will vest over the same period described above. In addition, on November 7, 2012, we granted an aggregate of 7,500 shares of restricted common stock, as defined in our 2009 Incentive Plan, to our independent directors, in consideration of the directors' determination of market compensation for independent directors of similar publicly registered real estate investment trusts, which will vest under the same period described above. The fair value of each share at the date of grant was estimated at $10.00 or $10.22 per share, as applicable, the then current offering price of shares of our common stock; and with respect to the initial 20.0% of shares of our restricted common stock that vested on the date of grant, expensed as compensation immediately, and with respect to the remaining shares of our restricted common stock, amortized on a straight-line basis over the vesting period. Shares of our restricted common stock may not be sold, transferred, exchanged, assigned, pledged, hypothecated or otherwise encumbered. Such restrictions expire upon vesting. Shares of our restricted common stock have full voting rights and rights to distributions. For the years ended December 31, 2012, 2011 and 2010, we recognized compensation expense of $115,000, $66,000 and $54,000, respectively, related to the restricted common stock grants ultimately expected to vest. ASC Topic 718 requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. For the years ended December 31, 2012, 2011 and 2010, we did not assume any forfeitures. Stock compensation expense is included in general and administrative in our consolidated statements of operations.
As of December 31, 2012 and 2011, there was $260,000 and $145,000, respectively, of total unrecognized compensation expense, net of estimated forfeitures, related to nonvested shares of our restricted common stock. This expense is expected to be recognized over a remaining weighted average period of 3.06 years.
As of December 31, 2012 and 2011, the weighted average grant date fair value of the nonvested shares of our restricted common stock was $289,000 and $165,000, respectively. A summary of the status of the nonvested shares of our restricted common stock as of December 31, 2012, 2011, 2010 and 2009, and the changes for the years ended December 31, 2012, 2011 and 2010, is presented below:

	Number of Nonvested Shares of our Restricted Common Stock	Weighted Average Grant Date Fair Value
Balance — December 31, 2009	12,000	—
Granted	7,500	$10.00
Vested	(4,500)	$10.00
Forfeited	—	—
Balance — December 31, 2010	15,000	$10.00
Granted	7,500	$10.00
Vested	(6,000)	$10.00
Forfeited	—	—
Balance — December 31, 2011	16,500	$10.00
Granted	22,500	$10.22
Vested	(10,500)	$10.09
Forfeited	—	—
Balance — December 31, 2012	28,500	$10.14
Expected to vest — December 31, 2012	28,500	$10.14
Amendment and Termination of our 2009 Incentive Plan
Unless otherwise provided in an award certificate, upon the death or disability of a participant, or upon a change in control, all of such participant’s outstanding awards pursuant to our 2009 Incentive Plan will become fully vested. Our 2009 Incentive Plan will automatically expire on the tenth anniversary of the date on which it was adopted, unless extended or earlier terminated by our Board of Directors. Our Board of Directors may terminate our 2009 Incentive Plan at any time, but such termination will have no adverse impact on any award that is outstanding at the time of such termination. Our Board of Directors may amend our 2009 Incentive Plan at any time, but any amendment would be subject to stockholder approval if, in the reasonable judgment of our Board of Directors, stockholder approval would be required by any law, regulation or rule applicable to the plan. No termination or amendment of our 2009 Incentive Plan may, without the written consent of the participant, reduce or diminish the value of an outstanding award determined as if the award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination. Our Board of Directors may amend or terminate outstanding awards, but those amendments may require consent of the participant and, unless approved by our stockholders or otherwise permitted by the antidilution provisions of the plan, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

EQUITY COMPENSATION PLAN INFORMATION
We adopted our 2009 Incentive Plan, pursuant to which our Board of Directors or a committee of our independent directors may make grants of options, restricted shares of common stock, stock purchase rights, SARs or other awards to our independent directors, employees and consultants. The maximum number of shares of our common stock that may be issued pursuant to our 2009 Incentive Plan is 2,000,000. The following table provides information regarding our 2009 Incentive Plan as of December 31, 2012:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance
Equity compensation plans approved by security holders(1)	—	—	1,947,500
Equity compensation plans not approved by security holders	—	—	—

Total	—		1,947,500
_______

(1)
On October 21, 2009, we granted an aggregate of 15,000 shares of our restricted common stock, as defined in our 2009 Incentive Plan, to our independent directors in connection with their initial election to our Board of Directors, of which 20.0% vested on the grant date and 20.0% will vest on each of the first four anniversaries of the date of grant. On each of June 8, 2010, June 14, 2011, and November 7, 2012 in connection with their re-election, we granted an aggregate of 7,500, 7,500 and 15,000 shares, respectively, of our restricted common stock, as defined in our 2009 Incentive Plan, to our independent directors, which will vest over the same period described above. In addition, on November 7, 2012, we granted an aggregate 7,500 shares of restricted common stock, as defined in our 2009 Incentive Plan, to our independent directors, in consideration of the directors' determination of market compensation for independent directors of similar publicly registered real estate investment trusts, which will vest under the same period described above. The fair value of each share at the date of grant was estimated at $10.00 or $10.22 per share, as applicable, the then current offering price of shares of our common stock; and with respect to the initial 20.0% of shares of our restricted common stock that vested on the date of grant, expensed as compensation immediately, and with respect to the remaining shares of our restricted common stock, amortized on a straight-line basis over the vesting period. Shares of our restricted common stock may not be sold, transferred, exchanged, assigned, pledged, hypothecated or otherwise encumbered. Such restrictions expire upon vesting. Shares of our restricted common stock have full voting rights and rights to distributions. Such shares are not shown in the chart above as they are deemed outstanding shares of our common stock; however, such grants reduce the number of securities remaining available for future issuance.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table shows, as of September 9, 2013, the number of shares of our common stock beneficially owned by (1) any person who is known by us to be the beneficial owner of more than 5.0% of the outstanding shares of our common stock; (2) our directors; (3) our named executive officers; and (4) all of our directors and executive officers as a group. The percentage of common stock beneficially owned is based on 250,906,454 shares of our common stock outstanding as of September 9, 2013. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes securities over which a person has voting or investment power and securities that a person has the right to acquire within 60 days.

Name of Beneficial Owners (1)	Number of Shares of Common Stock Beneficially Owned	Percentage
Jeffrey T. Hanson(2)(3)	393,963	*
Shannon K S Johnson	27,263	*
Danny Prosky(2)	148,229	*
Patrick R. Leardo(4)	39,244	*
Gerald W. Robinson(4)	17,500	*
Gary E. Stark(4)	17,500	*

All directors and officers as a group (9 persons)(2)(3)(4)	719,018	*

__________________

*	Represents less than 1.0% of our outstanding common stock.

(1)	The address of each beneficial owner listed is c/o Griffin-American Healthcare REIT II, Inc., 18191 Von Karman Avenue, Suite 300, Irvine, California 92612.

(2)
Includes 5,325 shares of our common stock owned directly by American Healthcare Investors, of which Messrs. Hanson, Prosky and Streiff are principals. Each of Messrs. Hanson, Prosky and Streiff disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein.

(3)
Includes 2,000 shares of common stock owned directly by NCT-107, LLC, a charitable foundation of which Mr. Hanson is the manager. Mr. Hanson disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein.

(4)	Includes restricted and unrestricted shares of common stock.

None of the above shares have been pledged as security.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires each director, officer and individual beneficially owning more than 10.0% of a registered security of the company to file with the SEC, within specified time frames, initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of common stock of the company. These specified time frames require the reporting of changes in ownership within two business days of the transaction giving rise to the reporting obligation. Reporting persons are required to furnish us with copies of all Section 16(a) forms filed with the SEC. Based solely on a review of the copies of such forms furnished to us during and with respect to the fiscal year ended December 31, 2012 or written representations that no additional forms were required, to the best of our knowledge, all required Section 16(a) filings were timely and correctly made by reporting persons during 2012, except that Messrs. Hanson, Prosky and Streiff did not timely file one Form 4 related to one transaction in which shares of common stock had been issued in lieu of certain cash compensation for services to American Healthcare Investors LLC, and indirectly, by Messrs. Hanson, Prosky and Streiff, as its principals.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Fees and Expenses Paid to Affiliates
Until January 6, 2012, all of our executive officers and our non-independent directors were also executive officers and employees and/or holders of a direct or indirect interest in our former advisor, our former sponsor, Grubb & Ellis Equity Advisors or other affiliated entities.
Effective as of August 24, 2009, we entered into an advisory agreement with our former advisor, or the G&E Advisory Agreement, and effective as of June 22, 2009, we entered into a dealer manager agreement with Grubb & Ellis Securities, Inc., or Grubb & Ellis Securities, an affiliate of our former advisor, or the G&E Dealer Manager Agreement. Until April 18, 2011, Grubb & Ellis Securities served as the dealer manager of our initial public offering, or our initial offering, pursuant to the G&E Dealer Manager Agreement. Effective as of April 19, 2011, the G&E Dealer Manager Agreement with Grubb & Ellis Securities was assigned to, and assumed by, Grubb & Ellis Capital Corporation, a wholly owned subsidiary of our former sponsor. Therefore, references to the G&E Dealer Manager shall be deemed to refer to either Grubb & Ellis Securities or Grubb & Ellis Capital Corporation, or both, as applicable, unless otherwise specified.
On November 7, 2011, we notified our former advisor of the termination of the G&E Advisory Agreement. Pursuant to the G&E Advisory Agreement, either party could terminate the G&E Advisory Agreement without cause or penalty, subject to a 60-day transition period; however, certain rights and obligations of the parties would survive during the 60-day transition period and beyond. As a result of a new advisory agreement that took effect on January 7, 2012 upon the expiration of the 60-day transition period provided for in the G&E Advisory Agreement, Griffin-American Advisor serves as our advisor and delegates advisory duties to our sub-advisor.
In addition, on November 7, 2011, we notified Grubb & Ellis Capital Corporation of the termination of the G&E Dealer Manager Agreement. Pursuant to the G&E Dealer Manager Agreement, either party could terminate the G&E Dealer Manager Agreement, subject to a 60-day transition period. Until January 6, 2012, Grubb & Ellis Capital Corporation remained a non-exclusive agent of our company and distributor of shares of our common stock. As a result of the new dealer manager agreement that took effect on January 7, 2012 upon the expiration of the 60-day transition period provided for in the G&E Dealer Manager Agreement, or the Dealer Manager Agreement, Griffin Securities serves as our dealer manager. The terms of the Dealer Manager Agreement are substantially the same as the terms of the terminated G&E Dealer Manager Agreement.
Upon the termination of the G&E Advisory Agreement and G&E Dealer Manager Agreement and corresponding 60-day transition periods, after January 6, 2012, we were no longer affiliated with Grubb & Ellis and its affiliates. The G&E Advisory Agreement and the G&E Dealer Manager Agreement entitled our former advisor, G&E Dealer Manager and their affiliates to specified compensation for certain services, as well as reimbursement of certain expenses. In the aggregate, for the years ended December 31, 2012, 2011 and 2010, we incurred $5,481,000, $46,699,000 and $21,321,000, respectively, in fees and expenses paid to our former advisor or its affiliates as detailed below.
We are affiliated with Griffin-American Sub-Advisor and American Healthcare Investors; however, we are not affiliated with Griffin Capital Corporation, or Griffin Capital, Griffin-American Advisor or Griffin Securities. In the aggregate, for the year ended December 31, 2012, we incurred $34,713,000, in fees and expenses paid to our affiliates as detailed below. As discussed above, our advisor, which is not our affiliate, delegates certain advisory duties pursuant to a sub-advisory agreement to our sub-advisor, which is our affiliate. Therefore, although certain obligations under the Advisory Agreement are contractually performed by or for our advisor, only such obligations pursuant to the sub-advisory agreement that are performed by or for our sub-advisor or its affiliates are disclosed in this Certain Relationships and Related Party Transactions section.
Offering Stage
Selling Commissions
Until January 6, 2012, G&E Dealer Manager received selling commissions of up to 7.0% of the gross offering proceeds from the sale of shares of our common stock in our initial offering other than shares of our common stock sold pursuant to the distribution reinvestment plan, or DRIP. G&E Dealer Manager could have re-allowed all or a portion of these fees to participating broker-dealers. For the years ended December 31, 2012, 2011 and 2010, we incurred $512,000, $22,196,000 and $9,306,000, respectively, in selling commissions to G&E Dealer Manager. Such commissions were charged to stockholders' equity as such amounts were paid to G&E Dealer Manager from the gross proceeds of our initial offering.
Effective as of January 7, 2012, selling commissions in connection with our initial offering and our follow-on offering, or our offerings, are paid to Griffin Securities, an unaffiliated entity.
Dealer Manager Fee
Until January 6, 2012, G&E Dealer Manager received a dealer manager fee of up to 3.0% of the gross offering proceeds from the sale of shares of our common stock in our initial offering other than shares of our common stock sold pursuant to the DRIP. G&E Dealer Manager could have re-allowed all or a portion of these fees to participating broker-dealers. For the years ended December 31, 2012, 2011 and 2010, we incurred $227,000, $9,742,000 and $4,107,000, respectively, in dealer manager fees to G&E Dealer Manager. Such fees were charged to stockholders' equity as such amounts were paid to G&E Dealer Manager from the gross proceeds of our initial offering.
Effective as of January 7, 2012, the dealer manager fee in connection with our offerings is paid to Griffin Securities, an unaffiliated entity.
Other Organizational and Offering Expenses
Effective as of January 7, 2012, our other organizational and offering expenses are paid by our sub-advisor or its affiliates on our behalf. Our sub-advisor or its affiliates are reimbursed for actual expenses incurred up to 1.0% of the gross offering proceeds from the sale of shares of our common stock in our initial offering other than shares of our common stock sold pursuant to the DRIP. For the year ended December 31, 2012, we incurred $5,733,000 in offering expenses to our sub-advisor in connection with our initial offering.
Until January 6, 2012, our former advisor or its affiliates were entitled to the same reimbursement. For the years ended December 31, 2012, 2011 and 2010, we incurred $76,000, $3,261,000 and $1,372,000, respectively, in offering expenses to our former advisor or its affiliates in connection with our initial offering.
Other organizational expenses were expensed as incurred, and offering expenses are charged to stockholders' equity as such amounts are paid from the gross proceeds of our initial offering.
Acquisition and Development Stage
Acquisition Fee
Effective as of January 7, 2012, our sub-advisor or its affiliates receive an acquisition fee of up to 2.60% of the contract purchase price for each property we acquire or 2.0% of the origination or acquisition price for any real estate-related investment we originate or acquire. The acquisition fee for property acquisitions is paid with a combination of shares of our common stock and cash as follows: (i) shares of common stock in an amount equal to 0.15% of the contract purchase price of the properties, at $9.00 or $9.20 per share, as applicable, the then-established offering price, net of selling commissions or dealer manager fees, and (ii) the remainder in cash in an amount equal to 2.45% of the contract purchase price of the properties. Our sub-advisor or its affiliates are entitled to receive these acquisition fees for properties and real estate-related investments we acquire with funds raised in our offerings including acquisitions completed after the termination of the Advisory Agreement, or funded with net proceeds from the sale of a property or real estate-related investment, subject to certain conditions. For the year ended December 31, 2012, we incurred $18,811,000 in acquisition fees to our sub-advisor or its affiliates, which included 119,082 shares of common stock.
Until January 6, 2012, our former advisor or its affiliates were entitled to a similar fee; however, such fee was up to 2.75% of the contract purchase price for each property we acquired or 2.0% of the origination or acquisition price for any real estate-related investment we originated or acquired, entirely payable in cash. For the years ended December 31, 2012, 2011 and 2010, we incurred $4,579,000, $6,739,000 and $5,329,000, respectively, in acquisition fees to our former advisor or its affiliates.
Acquisition fees in connection with the acquisition of properties are expensed as incurred in accordance with ASC Topic 805, Business Combinations, or ASC Topic 805, and are included in acquisition related expenses in our consolidated statements of operations or are capitalized and included in real estate investments, net, as applicable. Acquisition fees in connection with the acquisition of real estate-related investments are capitalized as part of the associated investment in our consolidated balance sheets.

Development Fee
Effective as of January 7, 2012, our sub-advisor or its affiliates receive, in the event our sub-advisor or its affiliates provide development-related services, a development fee in an amount that is usual and customary for comparable services rendered for similar projects in the geographic market where the services were provided; however, we will not pay a development fee to our sub-advisor or its affiliates if our sub-advisor or its affiliates elect to receive an acquisition fee based on the cost of such development. For the year ended December 31, 2012, we did not incur any development fees to our sub-advisor or its affiliates.
Until January 6, 2012, our former advisor or its affiliates would have been entitled to the same development fee. We did not incur any development fees to our former advisor or its affiliates.
Reimbursement of Acquisition Expenses
Effective as of January 7, 2012, our sub-advisor or its affiliates are reimbursed for acquisition expenses related to selecting, evaluating and acquiring assets, which is reimbursed regardless of whether an asset is acquired. For the year ended December 31, 2012, we did not incur any acquisition expenses to our sub-advisor or its affiliates.
Until January 6, 2012, our former advisor or its affiliates were entitled to similar reimbursements of acquisition expenses. For the years ended December 31, 2012, 2011 and 2010, we incurred $0, $21,000 and $29,000, respectively, in acquisition expenses to our former advisor or its affiliates.
Reimbursements of acquisition expenses are expensed as incurred in accordance with ASC Topic 805 and are included in acquisition related expenses in our consolidated statements of operations or are capitalized and included in real estate investments, net, as applicable.
The reimbursement of acquisition expenses, acquisition fees and real estate commissions and other fees paid to unaffiliated parties will not exceed, in the aggregate, 6.0% of the purchase price or total development costs, unless fees in excess of such limits are approved by a majority of our disinterested directors, including a majority of our independent directors, not otherwise interested in the transaction. As of December 31, 2012, such fees and expenses did not exceed 6.0% of the purchase price of our acquisitions, except with respect to our acquisition of the Lakewood Ranch property and Philadelphia SNF Portfolio, both of which we acquired in 2011 and such excess fees and expenses were approved by a majority of our directors, including a majority of our independent directors, not otherwise interested in the transaction.
Operational Stage
Asset Management Fee
Effective as of January 7, 2012, our sub-advisor or its affiliates are paid a monthly fee for services rendered in connection with the management of our assets equal to one-twelfth of 0.85% of average invested assets existing as of January 6, 2012 and one-twelfth of 0.75% of the average invested assets acquired after January 6, 2012, subject to our stockholders receiving distributions in an amount equal to 5.0% per annum, cumulative, non-compounded, of average invested capital. For such purposes, average invested assets means the average of the aggregate book value of our assets invested in real estate properties and real estate-related investments, before deducting depreciation, amortization, bad debt and other similar non-cash reserves, computed by taking the average of such values at the end of each month during the period of calculation; and average invested capital means, for a specified period, the aggregate issue price of shares of our common stock purchased by our stockholders, reduced by distributions of net sales proceeds by us to our stockholders and by any amounts paid by us to repurchase shares of our common stock pursuant to our share repurchase plan. For the year ended December 31, 2012, we incurred $6,666,000 in asset management fees to our sub-advisor.
Until January 6, 2012, our former advisor or its affiliates were entitled to a similar monthly asset management fee; however, such asset management fee was equal to one-twelfth of 0.85% of average invested assets. For the years ended December 31, 2012, 2011 and 2010, we incurred $61,000, $2,929,000 and $612,000, respectively, in asset management fees to our former advisor or its affiliates.
Asset management fees are included in general and administrative in our consolidated statements of operations.

Property Management Fee
Effective as of January 7, 2012, our sub-advisor or its affiliates are paid a monthly property management fee of up to 4.0% of the gross monthly cash receipts from each property managed by our sub-advisor or its affiliates. Our sub-advisor or its affiliates may sub-contract its duties to any third-party, including for fees less than the property management fees payable to our sub-advisor or its affiliates. In addition to the above property management fee, for each property managed directly by entities other than our sub-advisor or its affiliates, we pay our sub-advisor or its affiliates a monthly oversight fee of up to 1.0% of the gross cash receipts from the property; provided however, that in no event will we pay both a property management fee and an oversight fee to our sub-advisor or its affiliates with respect to the same property. For the year ended December 31, 2012, we incurred $2,142,000 in property management fees and oversight fees to our sub-advisor or its affiliates.
Until January 6, 2012, our former advisor or its affiliates were entitled to similar property management and oversight fees. For the years ended December 31, 2012, 2011 and 2010, we incurred $16,000, $843,000 and $245,000, respectively, in property management fees and oversight fees to our former advisor or its affiliates.
Property management fees and oversight fees are included in rental expenses in our consolidated statements of operations.
On-site Personnel and Engineering Payroll
For the years ended December 31, 2012, 2011 and 2010, we incurred $0, $103,000 and $46,000, respectively, in payroll for on-site personnel and engineering to our former advisor or its affiliates, which is included in rental expenses in our consolidated statements of operations.
Lease Fees
Effective as of January 7, 2012, we pay our sub-advisor or its affiliates a separate fee for any leasing activities in an amount not to exceed the fee customarily charged in arm's-length transactions by others rendering similar services in the same geographic area for similar properties as determined by a survey of brokers and agents in such area. Such fee is generally expected to range from 3.0% to 8.0% of the gross revenues generated during the initial term of the lease. For the year ended December 31, 2012, we incurred $1,389,000 in lease fees to our sub-advisor or its affiliates.
Until January 6, 2012, our former advisor or its affiliates were entitled to similar lease fees. For the years ended December 31, 2012, 2011 and 2010, we incurred $0, $395,000 and $59,000, respectively, in lease fees to our former advisor or its affiliates.
Lease fees are capitalized as lease commissions and included in other assets, net in our consolidated balance sheets.
Construction Management Fee
Effective as of January 7, 2012, in the event that our sub-advisor or its affiliates assist with planning and coordinating the construction of any capital or tenant improvements, our sub-advisor or its affiliates are paid a construction management fee of up to 5.0% of the cost of such improvements. For the year ended December 31, 2012, we incurred $82,000 in construction management fees to our sub-advisor or its affiliates.
Until January 6, 2012, our former advisor or its affiliates were entitled to similar construction management fees. For the years ended December 31, 2012, 2011 and 2010, we incurred $0, $72,000 and $21,000, respectively, in construction management fees to our former advisor or its affiliates.
Construction management fees are capitalized as part of the associated asset and included in real estate investments, net in our consolidated balance sheets.
Operating Expenses
Effective as of January 7, 2012, we reimburse our sub-advisor or its affiliates for operating expenses incurred in rendering services to us, subject to certain limitations. However, we cannot reimburse our sub-advisor or its affiliates at the end of any fiscal quarter for total operating expenses that, in the four consecutive fiscal quarters then ended, exceed the greater of: (i) 2.0% of our average invested assets, as defined in the Advisory Agreement, or (ii) 25.0% of our net income, as defined in the Advisory Agreement, unless our independent directors determined that such excess expenses were justified based on unusual and nonrecurring factors.

For the 12 months ended December 31, 2012, our operating expenses did not exceed this limitation. Our operating expenses as a percentage of average invested assets and as a percentage of net income were 1.6% and (64.1)%, respectively, for the 12 months ended December 31, 2012. For the year ended December 31, 2012, our sub-advisor or its affiliates did not incur any operating expenses on our behalf.
Until January 6, 2012, our former advisor or its affiliates were entitled to a similar reimbursement of operating expenses. For the years ended December 31, 2012, 2011 and 2010, Grubb & Ellis Equity Advisors incurred operating expenses on our behalf of $0, $22,000 and $25,000, respectively.
Operating expense reimbursements are included in general and administrative in our consolidated statements of operations.
Related Party Services Agreement
We entered into a services agreement, effective September 21, 2009, or the Transfer Agent Services Agreement, with Grubb & Ellis Equity Advisors, Transfer Agent, LLC, formerly known as Grubb & Ellis Investor Solutions, LLC, or our former transfer agent, for transfer agent and investor services. Since our former transfer agent was an affiliate of our former advisor, the terms of the Transfer Agent Services Agreement were approved and determined by a majority of our directors, including a majority of our independent directors, as fair and reasonable to us and at fees which are no greater than that which would be paid to an unaffiliated party for similar services.
On November 7, 2011, we provided notice of termination of the Transfer Agent Services Agreement to our former transfer agent. Under the Transfer Agent Services Agreement, we were required to provide 60 days written notice of termination. Therefore, the Transfer Agent Services Agreement terminated on January 6, 2012. We engaged DST Systems, Inc., an unaffiliated party, to serve as our replacement transfer agent on January 6, 2012.
For the years ended December 31, 2012, 2011 and 2010, we incurred expenses of $10,000, $311,000 and $111,000, respectively, for investor services that our former transfer agent provided to us, which is included in general and administrative in our consolidated statements of operations.
For the years ended December 31, 2012, 2011 and 2010, Grubb & Ellis Equity Advisors incurred expenses of $2,000, $112,000 and $53,000, respectively, for subscription agreement processing services that our former transfer agent provided to us. As an other organizational and offering expense, these subscription agreement processing expenses would have only become our liability to the extent cumulative other organizational and offering expenses did not exceed 1.0% of the gross proceeds from the sale of shares of our common stock in our initial offering, other than shares of our common stock sold pursuant to the DRIP.
Compensation for Additional Services
Effective as of January 7, 2012, our sub-advisor and its affiliates are paid for services performed for us other than those required to be rendered by our sub-advisor or its affiliates under the Advisory Agreement. The rate of compensation for these services has to be approved by a majority of our Board of Directors, including a majority of our independent directors, and cannot exceed an amount that would be paid to unaffiliated parties for similar services. For the year ended December 31, 2012, our sub-advisor and its affiliates did not perform any additional services for us.
Until January 6, 2012, our former advisor or its affiliates were also entitled to compensation for additional services under similar conditions. For the years ended December 31, 2012, 2011 and 2010, we incurred expenses of $0, $65,000 and $59,000, respectively, for internal controls compliance services our former advisor or its affiliates provided to us.
Liquidity Stage
Disposition Fees
Effective as of January 7, 2012, for services relating to the sale of one or more properties, our sub-advisor or its affiliates are paid a disposition fee up to the lesser of 2.0% of the contract sales price or 50.0% of a customary competitive real estate commission given the circumstances surrounding the sale, in each case as determined by our Board of Directors, including a majority of our independent directors, upon the provision of a substantial amount of the services in the sales effort. The amount of disposition fees paid, when added to the real estate commissions paid to unaffiliated parties, will not exceed the lesser of the customary competitive real estate commission or an amount equal to 6.0% of the contract sales price. For the year ended December 31, 2012, we did not incur any disposition fees to our sub-advisor or its affiliates.

Until January 6, 2012, our former advisor or its affiliates would have been entitled to similar disposition fees. We did not incur any disposition fees to our former advisor or its affiliates.
Subordinated Participation Interest
Subordinated Distribution of Net Sales Proceeds
Effective as of January 7, 2012, in the event of liquidation, our sub-advisor will be paid a subordinated distribution of net sales proceeds. The distribution will be equal to 15.0% of the net proceeds from the sales of properties, subject to certain reductions relating to properties acquired prior to Griffin-American Advisor's appointment as our advisor, as set forth in the operating partnership agreement, after distributions to our stockholders, in the aggregate, of (i) a full return of capital raised from stockholders (less amounts paid to repurchase shares of our common stock pursuant to our share repurchase plan) plus (ii) an annual 8.0% cumulative, non-compounded return on the gross proceeds from the sale of shares of our common stock, as adjusted for distributions of net sale proceeds. Actual amounts to be received depend on the sale prices of properties upon liquidation. For the year ended December 31, 2012, we did not incur any such distributions to our sub-advisor.
Until January 6, 2012 our former advisor would have been entitled to a similar subordinated distribution of net sales proceeds. We did not incur any subordinated distribution of net sales proceeds to our former advisor.
Subordinated Distribution upon Listing
Effective as of January 7, 2012, upon the listing of shares of our common stock on a national securities exchange, our sub-advisor will be paid a distribution equal to 15.0% of the amount by which (i) the market value of our outstanding common stock at listing plus distributions paid prior to listing exceeds (ii) the sum of the total amount of capital raised from stockholders (less amounts paid to repurchase shares of our common stock pursuant to our share repurchase plan) and the amount of cash that, if distributed to stockholders as of the date of listing, would have provided them an annual 8.0% cumulative, non-compounded return on the gross proceeds from the sale of shares of our common stock through the date of listing, subject to certain reductions relating to properties acquired prior to Griffin-American Advisor's appointment as our advisor, as set forth in the operating partnership agreement. Actual amounts to be received depend upon the market value of our outstanding stock at the time of listing among other factors. For the year ended December 31, 2012, we did not incur any such distributions to our sub-advisor.
Until January 6, 2012 our former advisor would have been entitled to a similar subordinated distribution upon listing. We did not incur any subordinated distribution upon listing to our former advisor.
Subordinated Distribution Upon Termination
Upon termination or non-renewal of the Advisory Agreement, our sub-advisor will be entitled to a subordinated distribution from our operating partnership equal to 15.0% of the amount, if any, by which (i) the appraised value of our assets on the termination date, less any indebtedness secured by such assets, plus total distributions paid through the termination date, exceeds (ii) the sum of the total amount of capital raised from stockholders (less amounts paid to repurchase shares of our common stock pursuant to our share repurchase plan) and the total amount of cash that, if distributed to them as of the termination date, will provide them an annual 8.0% cumulative, non-compounded return on the gross proceeds from the sale of shares of our common stock through the termination date, subject to certain reductions relating to properties acquired prior to Griffin-American Advisor’s appointment as our advisor.
As of December 31, 2012 and 2011, we had not recorded any charges to earnings related to the subordinated distribution upon termination.
Accounts Receivable Due From Affiliate
American Healthcare Investors and Griffin Capital paid the majority of the expenses we incurred in connection with the transition to our co-sponsors. The portion of the expenses that our co-sponsors agreed to pay was paid by us and then reimbursed by American Healthcare Investors and Griffin Capital within 120 days of payment. As such, as of December 31, 2011, we had recorded a receivable of $121,000 from American Healthcare Investors, an affiliate, which is included in accounts receivable due from affiliate in our consolidated balance sheets. We do not consider Griffin Capital an affiliate and therefore the receivable as of December 31, 2011 of $121,000 from Griffin Capital is included in accounts and other receivables, net in our consolidated balance sheets. We have received all outstanding amounts as of December 31, 2012.

Accounts Payable Due to Affiliates
The following amounts were outstanding to our affiliates as of December 31, 2012 and to our former affiliates as of December 31, 2011:

	December 31,
Fee	2012	2011
Asset and property management fees	$1,109,000	$405,000
Lease commissions	364,000	34,000
Offering costs	277,000	93,000
Construction management fees	40,000	72,000
Acquisition fees	16,000	—
Operating expenses	1,000	64,000
Selling commissions and dealer manager fees	—	434,000
On-site personnel and engineering payroll	—	7,000
Acquisition expenses	—	2,000
	$1,807,000	$1,111,000
Employee Stock Purchase Plans
On April 7, 2011, our Chairman of the Board of Directors and Chief Executive Officer, Jeffrey T. Hanson, and our President and Chief Operating Officer, Danny Prosky, each executed an executive stock purchase plan, or the G&E Plan, whereby each executive had irrevocably agreed to invest 100% and 50.0%, respectively, of their net after-tax cash compensation as employees of our former sponsor directly into our company by purchasing shares of our common stock on a regular basis, corresponding to regular payroll periods and the payment of any other net after-tax cash compensation, including bonuses. Their first investment under the G&E Plan began with their regularly scheduled payroll payment on April 29, 2011 and was to terminate on the earlier of (i) December 31, 2011, (ii) the termination of our initial offering, (iii) any suspension of our initial offering by our Board of Directors or regulatory body, or (iv) the date upon which the number of shares of our common stock owned by Mr. Hanson or Mr. Prosky, when combined with all their other investments in our common stock, exceeds the ownership limits set forth in our charter. The shares were purchased pursuant to our initial offering at a price of $9.00 per share, reflecting the elimination of selling commissions and the dealer manager fee in connection with such transactions.
On November 7, 2011, Messrs. Hanson and Prosky tendered their resignations from our former sponsor. On December 30, 2011, Messrs. Hanson and Prosky, as well as our Executive Vice President, Mathieu B. Streiff, each executed a stock purchase plan effective January 1, 2012, whereby each executive irrevocably agreed to invest 100%, 50.0% and 50.0%, respectively, of all of their net after-tax salary and cash bonus compensation that was earned on or after February 1, 2012 as employees of American Healthcare Investors directly into our company by purchasing shares of our common stock. In January 2012, our Chief Financial Officer, Shannon K S Johnson; our Senior Vice President of Acquisitions, Stefan Oh; and our Secretary, Cora Lo also entered into stock purchase plans in which they each irrevocably agreed to invest 15.0%, 15.0% and 10.0%, respectively, of their net after-tax base salaries that were earned on or after February 1, 2012 as employees of American Healthcare Investors directly into our company by purchasing shares of our common stock. Such arrangements terminated on December 31, 2012. The shares were purchased pursuant to our initial offering at a price of $9.00 per share prior to November 7, 2012 and $9.20 per share on or after November 7, 2012, reflecting the offering price in effect on the date of each stock purchase, exclusive of selling commissions and the dealer manager fee.

For the years ended December 31, 2012 and 2011, our executive officers invested the following amounts and we issued the following shares of our common stock pursuant to the applicable stock purchase plan:

		Years Ended December 31,
		2012		2011
Officer's Name	Title	Amount	Shares	Amount	Shares
Jeffrey T. Hanson	Chairman of the Board of Directors and Chief Executive Officer	$201,000	22,356	$121,000	13,436
Danny Prosky	President and Chief Operating Officer	115,000	12,793	93,000	10,313
Mathieu B. Streiff	Executive Vice President	109,000	12,099	—	—
Shannon K S Johnson	Chief Financial Officer	17,000	1,889	—	—
Stefan Oh	Senior Vice President of Acquisitions	18,000	1,986	—	—
Cora Lo	Secretary	10,000	1,142	—	—
		$470,000	52,265	$214,000	23,749
Effective January 1, 2013, Messrs. Hanson, Prosky and Streiff, Ms. Johnson, Mr. Oh and Ms. Lo each executed executive stock purchase plans whereby each executive has irrevocably agreed to invest all or a portion of their net after-tax base salary compensation (and, with respect to Messrs. Hanson, Prosky and Streiff, any bonus cash compensation) as employees of American Healthcare Investors that is paid on or after January 4, 2013 directly into our company by purchasing shares of our common stock on a regular basis, corresponding to regular payroll periods and, with respect to Messrs. Hanson, Prosky and Streiff, the payment of any bonus cash compensation. Pursuant to these executive stock purchase plans, Mr. Hanson, Mr. Prosky and Mr. Streiff have agreed to invest 100%, 50.0% and 50.0%, respectively, of their net after-tax salary and bonus cash compensation as employees of American Healthcare Investors beginning with the regularly scheduled payroll payment on January 4, 2013, and Ms. Johnson, Mr. Oh and Ms. Lo have agreed to invest 15.0%, 15.0%, and 10.0%, respectively, of their net after-tax base salaries as employees of American Healthcare Investors into shares of our common stock beginning with the regularly scheduled payroll payment on January 4, 2013. These executive stock purchase plans each terminate on the earlier of (i) December 31, 2013, (ii) the termination of our initial offering and our follow-on offering, (iii) any suspension of our initial offering and our follow-on offering by our Board of Directors or a regulatory body, or (iv) the date upon which the number of shares of our common stock owned by such person, when combined with all their other investments in our common stock, exceeds the ownership limits set forth in our charter. The shares of our common stock were and will continue to be purchased pursuant to our initial offering or our follow-on offering, as applicable, at the public offering price per share, net of any selling commissions or dealer manager fee, which represents a current price of $9.20 per share.
Certain Conflict Resolution Restrictions and Procedures
In order to reduce or eliminate certain potential conflicts of interest, our charter and the Advisory Agreement contain restrictions and conflict resolution procedures relating to: (1) transactions we enter into with our advisor, our sub-advisor, our co-sponsors, our directors or their respective affiliates; (2) certain future offerings; and (3) allocation of properties among affiliated entities. Each of the restrictions and procedures that applies to transactions with our advisor and its affiliates will also apply to any transaction with any entity or real estate program advised, managed or controlled by Griffin Capital and its affiliates. These restrictions and procedures include, among others, the following:

•
Except as otherwise described in the prospectus for our follow-on offering, we will not accept goods or services from our co-sponsors, our advisor and directors or their respective affiliates unless a majority of our directors, including a majority of our independent directors, not otherwise interested in the transactions, approve such transactions as fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

•
We will not purchase or lease any asset (including any property) in which one of our co-sponsors, our advisor, any of our directors or any of their respective affiliates has an interest without a determination by a majority of our directors, including a majority of our independent directors, not otherwise interested in such transaction, that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the property to such co-sponsor, our advisor, such director or directors or any such affiliate, unless there is substantial justification for any amount that exceeds such cost and such excess amount is determined to be reasonable. In no event will we acquire any such asset at an amount in excess of its appraised value. We will not sell or lease assets to one of our co-sponsors, our advisor, any of our directors or any of their respective affiliates unless a majority of our directors, including a majority of our independent directors, not otherwise interested in the transaction, determine the transaction is fair and reasonable to us, which determination will be supported by an appraisal obtained from a qualified, independent appraiser selected by a majority of our independent directors.

•
We will not make any loans to one of our co-sponsors, our advisor, any of our directors or any of their respective affiliates except mortgage loans in which an appraisal is obtained from an independent appraiser and loans, if any, to a wholly owned subsidiary. In addition, any loans made to us by one of our co-sponsors, our advisor, our directors or any of their respective affiliates must be approved by a majority of our directors, including a majority of our independent directors, not otherwise interested in the transaction, as fair, competitive and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties.

•
Our advisor and its affiliates will be entitled to reimbursement, at cost, for actual expenses incurred by them on our behalf or on behalf of joint ventures in which we are a joint venture partner, subject to the limitation that our advisor and its affiliates are not entitled to reimbursement of operating expenses, generally, to the extent that they exceed the greater of 2.0% of our average invested assets or 25.0% of our net income.

AMENDMENT AND RESTATEMENT OF CHARTER
(Proposal No. 2)
Reasons for and General Effect of the Proposed Amendment and Restatement of Charter
Our Board of Directors currently anticipates that the maximum amount of our follow-on offering will be sold and we will terminate our follow-on offering on or around October 15, 2013, which would mark the completion of our offering stage, the period during which we are offering shares of our common stock to the public. As our offering stage comes to a close, our Board of Directors has begun to consider various forms of liquidity, each of which we refer to as a liquidity event, including: (1) a listing of our common stock on a national securities exchange; (2) our sale or merger in a transaction that provides our stockholders with a combination of cash and/or securities of a publicly traded company; and (3) the sale of all or substantially all of our assets for cash or other consideration. While we cannot assure you if or when we will effect a liquidity event, or what form of liquidity event will result in greater value for our stockholders, our Board of Directors believes that a charter amendment and restatement would be desirable in connection with a listing of our common stock. Our charter currently includes certain provisions required by the NASAA REIT Guidelines which apply to REITs with shares that are publicly registered with the SEC but are not listed on a national securities exchange. If we become a listed company, it will no longer be necessary for our charter to include these provisions from the NASAA REIT Guidelines, which are not typically included in the charters of exchange-traded REITs and other companies, including our competitors. In addition to removing those NASAA REIT Guidelines provisions from our charter that will no longer be necessary upon our listing, we are seeking to update our charter in other respects to reflect recent developments in public company governance and to more closely reflect listed company standards. We believe operating under our existing charter as a listed company could restrict our ability to achieve our highest possible value per share, compete effectively for investment opportunities, management talent and attracting and retaining independent directors.
In addition, we are proposing certain other changes to our charter to take effect just prior to a listing, including the removal of certain provisions governing our relationship with an external advisor and sponsor, certain changes for clarification purposes (e.g., the deletion of certain provisions that will automatically cease to be effective upon listing) and other changes to make our charter consistent with the Maryland General Corporation Law, under which we are formed.
Our Board of Directors has declared advisable the amendment and restatement of our charter contained in the Articles of Amendment and Restatement to be made effective just prior to a listing of our shares of common stock should such a listing occur and directed that the proposal to amend and restate our charter be submitted for consideration at our 2013 Annual Meeting of Stockholders. A form of the Articles of Amendment and Restatement, marked to reflect the changes to our existing charter, is attached to this proxy statement as Annex 1, and the summary of the provisions of the Articles of Amendment and Restatement included below is qualified in its entirety by reference to Annex 1, which you should read in its entirety.
Set forth below is a summary of the material changes that we propose to make to our charter:

•
Delete the NASAA REIT Guidelines requirement that all the shares of stock be fully paid and non-assessable when issued and the NASAA REIT Guidelines limitations on the voting rights which may be afforded to classes of common stock and preferred stock, respectively, in a private offering as publicly traded companies generally do not have similar limitations.

•
Delete the NASAA REIT Guidelines prohibition on distributions in kind and add a provision specifically permitting dividends to be paid in shares of one class to the holders of shares of another class to provide the customary flexibility that listed companies have, which would permit the Company to implement a phased-in liquidity program in connection with the listing of our common stock if our Board of Directors determines such a program to be in the best interests of our company and our stockholders.

•	Delete the NASAA REIT Guidelines requirements related to certain stockholder suitability requirements that expire upon a listing as the provisions will no longer be applicable.

•	Delete the NASAA REIT Guidelines requirements related to distribution reinvestment plans that establish disclosure and withdrawal rights uncommon in public company charters.

•
Insert a provision stating that, after an automatic transfer of shares to a charitable trust has been made, to the extent a violation of certain transfer and ownership restrictions would nonetheless be continuing (for example, where the ownership of shares by a single charitable trust would violate the prohibition in the charter on transfers that would result in our company being closely held), shares shall be transferred to a number of charitable trusts such that there is not a continuing violation of the transfer and ownership restrictions applicable for qualification as a REIT.

•
Delete the provisions related to tender offers that expire upon a listing, including (i) requiring any person making a tender offer, including a mini-tender offer, to comply with all of the provisions set forth in Regulation 14D that would be applicable if the tender offer was for more than five percent of the outstanding shares of our common stock and (ii) in the event of a non-compliant tender offer, permitting us to redeem such non-compliant person’s shares, as the provisions will no longer be applicable.

•
Delete the NASAA REIT Guidelines requirement that our Board of Directors be comprised of at least three directors. Under the Maryland General Corporation Law, our Board of Directors may be comprised of as few as one director. Also remove the requirement that a majority of the Board of Directors consist of independent directors (as defined by the NASAA REIT Guidelines). While some national securities exchanges would require that a majority of our directors be independent in order for us to list our shares of common stock, the definition of independence used by such exchanges may be less restrictive than the NASAA REIT Guidelines definition. Having flexibility with respect to the size of our Board of Directors and relying on a national securities exchange’s definition of independence will enable us to attract and retain independent directors.

•
Delete the NASAA REIT Guidelines requirement that each director hold office for one year, until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies, as this provision is typically included in a company’s bylaws.

•
Delete the NASAA REIT Guidelines requirements that any non-independent director have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage our assets and that at least one independent director have at least three years of relevant real estate experience, as publicly traded companies generally do not have similar restrictions in their charters.

•
Delete the NASAA REIT Guidelines requirement that a majority of the members of all committees (even ad hoc committees) be independent directors as such requirements are more stringent than national securities exchange rules with respect to committee composition.

•
Delete the NASAA REIT Guidelines statement that directors serve in a fiduciary capacity and have fiduciary duties. Under the Maryland General Corporation Law, each director has a duty to act in good faith, with a reasonable belief that his or her action is in the company’s best interests and with the care of an ordinarily prudent person in a like position under similar circumstances. This change is advisable as it is not desirable to establish multiple standards governing the duties of directors under Maryland law.

•	Delete the NASAA REIT Guidelines requirement that the issuance of preferred stock be approved by the independent directors in order to provide the customary flexibility that listed companies have.

•	Delete the NASAA REIT Guidelines requirement that certain other specified matters be approved by the independent directors in order to provide the customary flexibility that listed companies have.

•	Delete the NASAA REIT Guidelines provisions related to the appointment of, supervision of and payment of enumerated fees to an external advisor.

•
Delete the NASAA REIT Guidelines provisions requiring an annual review of our investment policies and prohibiting certain joint ventures and investments in equity securities as these provisions are not customarily included in listed company charters.

•	Delete the NASAA REIT Guidelines limitations on investments that expire upon a listing as the provisions will no longer be applicable.

•
Delete the NASAA REIT Guidelines prohibition provisions relating to affiliated transactions. Under Maryland law, a transaction between a company and any of its directors or any other entity in which any of its directors is a director or has a material financial interest is subject to voidability unless the transaction is approved by the affirmative vote of a majority of disinterested directors or a majority of the votes cast by disinterested stockholders or is fair and reasonable to the company.

•
Delete the NASAA REIT Guidelines requirements that (a) an annual meeting of stockholders be held no less than 30 days after delivery of our annual report as this is not a customary requirement in listed company charters, (b) a director receive the affirmative vote of a majority of the shares present in order to be elected as Maryland law requires only a plurality of the votes cast and (c) a special meeting of stockholders be called upon the request of the holders of at least ten percent of the outstanding shares entitled to vote (under Maryland law, the percentage required to call a meeting can be as high as, and for a public company typically is, a majority).

•	Delete the provisions related to notice of stockholder meetings and quorum at such meetings as these provisions are typically included in a company’s bylaws.

•
Delete the NASAA REIT Guidelines requirements related to stockholder approval of certain matters as the Maryland General Corporation Law already requires stockholder approval for such matters except in limited circumstances.

•	Delete the NASAA REIT Guidelines requirements related to inspection rights as the Maryland General Corporation Law already grants inspection rights.

•
Delete the NASAA REIT Guidelines restrictions on voting of shares held by our advisor, directors and their affiliates regarding the removal of our advisor or directors or a transaction between our advisor, directors or their affiliates and us, as these are not customary restrictions in listed company charters.

•
Delete the NASAA REIT Guidelines requirement that we provide a copy of our stockholder list to any stockholder upon request. The Maryland General Corporation Law requires only that a stockholder list be provided to stockholders of record of at least 5% of the outstanding shares of any class for at least six months.

•
Delete the NASAA REIT Guidelines requirement that an annual report be provided to each stockholder within 120 days after the end of the fiscal year. The Maryland General Corporation Law already requires that an annual statement of affairs, including a balance sheet and a financial statement of operations, be submitted at the annual meeting of stockholders and made available for inspection within 20 days thereafter.

•
Delete the NASAA REIT Guidelines restrictions on exculpation and indemnification of, and advance of expenses to, directors and officers and instead provide for exculpation, indemnification and advance of expenses to the maximum extent permitted by Maryland law as is common for public companies (including REITs) formed under Maryland law.

•	Delete the NASAA REIT Guidelines restrictions on roll-up transactions, which would otherwise cease to be applicable one year following listing.

We only intend to cause the charter amendment and restatement to become effective in connection with a listing of our common stock, and we will not cause the charter amendment and restatement to become effective prior to the termination of our follow-on offering. If approved by our stockholders and, if our Board of Directors determines to list our common stock on a national securities exchange, immediately prior to such listing, we would file Articles of Amendment and Restatement with the State Department of Assessments and Taxation of Maryland (the “SDAT”), which would be effective upon the acceptance for record of the Articles of Amendment and Restatement by the SDAT. If our stockholders do not approve the charter amendment, we currently do not intend to become a listed company, although we are not prohibited from deciding to list our common stock.
Vote Required
The proposal to amend and restate our charter requires the affirmative vote of stockholders entitled to cast at least a majority of all the votes entitled to be cast on the matter. For purposes of the proposal to amend and restate our charter, abstentions and broker non-votes will count toward the presence of a quorum but will have the same effect as votes against the proposal. A properly executed proxy card, or instruction by telephone, fax or the Internet, indicating “FOR” will be considered a vote in favor of the proposal to amend and restate our charter. A properly executed proxy card, or instruction by telephone, fax or the Internet, indicating “AGAINST” will be considered a vote against the proposal to amend and restate our charter. A properly executed proxy card, or instruction by telephone, fax or the Internet, indicating “ABSTAIN” will have the effect of a vote against the proposal to amend and restate our charter.

Consequences of Failure to Approve the Proposed Amendment and Restatement of Our Charter
If the proposed amendment and restatement of our charter is not approved, we currently do not intend to become a listed company. We are not, however, prohibited from doing so; and we may consider becoming a listed company if our Board of Directors determines that a listing without the amendment and restatement of our charter would be in the best interests of our stockholders. If we were to decide to list our common stock without the amendment and restatement of our charter, we believe that operating under our existing charter as a listed company could restrict our ability to compete effectively for investment opportunities and management talent and to attract and retain independent directors.
Our Board of Directors recommends a vote FOR the amendment and restatement of our charter.

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal No. 3)
Our Board of Directors has ratified our Audit Committee’s appointment of the firm of Ernst & Young to continue as our independent registered public accounting firm for the year ending December 31, 2013, subject to ratification of the appointment by our stockholders. If our stockholders do not ratify the appointment of Ernst & Young, the Audit Committee will reconsider whether to retain Ernst & Young but may decide to retain Ernst & Young as our independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee in its discretion may change the appointment at any time during the year if it determines that a change would be in the best interests of us and our stockholders.
Representatives of Ernst & Young are expected to be present at the 2013 Annual Meeting of Stockholders. They will be given an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
Vote Required
The proposal to ratify the appointment of Ernst & Young requires the affirmative vote of a majority of all votes cast at a meeting at which a quorum is present. A properly executed proxy card, or instruction by telephone, fax or the Internet, indicating “FOR” will be considered a vote in favor of the proposal to ratify the appointment of Ernst & Young. A properly executed proxy card, or instruction by telephone, fax or the Internet, indicating “AGAINST” will be considered a vote against the proposal to ratify the appointment of Ernst & Young. For purposes of the proposal to ratify the appointment of Ernst & Young, abstentions and broker non-votes will have no impact.
Our Board of Directors recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2013, and proxies solicited by our Board of Directors will be voted in favor of such ratification unless a stockholder indicates otherwise on the proxy.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM;
AUDIT AND NON-AUDIT FEES
Ernst & Young has served as our independent registered public accounting firm since February 4, 2009 and audited our consolidated financial statements for the years ended December 31, 2012, 2011 and 2010 and for the period from January 7, 2009 (Date of Inception) through December 31, 2009.
The following table lists the fees for services billed by our independent registered public accounting firm in 2012 and 2011:

Services	2012	2011
Audit fees(1)	$831,000	$503,000
Audit-related fees(2)	—	—
Tax fees(3)	79,000	44,000
All other fees	—	—
Total	$910,000	$547,000
_______

(1)
Audit fees billed in 2012 and 2011 consisted of fees related to the audit of our annual consolidated financial statements, reviews of our quarterly consolidated financial statements, and statutory and regulatory audits, consents and other services related to filings with the SEC, including filings related to our initial offering and our follow-on offering. These amounts include fees paid by our former advisor and its affiliates and our advisor entities for costs in connection with our initial offering and our follow-on offering, and to the extent cumulative other organizational and offering expenses exceed 1.0% of the gross proceeds from each offering, these amounts are not included within our consolidated financial statements.

(2)	Audit-related fees related to financial accounting and reporting consultations, assurance and related services.

(3)	Tax services consist of tax compliance and tax planning and advice.
The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(b) of the Exchange Act and the rules and regulations of the SEC. All services rendered by Ernst & Young for the year ended December 31, 2012 were pre-approved in accordance with the policies and procedures described above.
Auditor Independence
The Audit Committee has considered whether the provision of the above noted services is compatible with maintaining our independent registered public accounting firm’s independence and has concluded that the provision of such services has not adversely affected the independent registered public accounting firm’s independence.

AUDIT COMMITTEE REPORT TO STOCKHOLDERS
The role of the Audit Committee of the Board of Directors of Griffin-American Healthcare REIT II, Inc., is to oversee our financial reporting process on behalf of our Board of Directors. Our management has the primary responsibility for our financial statements as well as our financial reporting process, principles and internal controls. The independent registered public accounting firm is responsible for performing an audit of our financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States of America.
In this context, the Audit Committee has reviewed and discussed our audited financial statements as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010 with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, Professional Standards, as amended. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and it has discussed their independence with us. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of tax preparation, tax consulting services and other non-audit services to us is compatible with maintaining the independent registered public accounting firm’s independence.
Based on the reports and discussions described above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our 2012 Annual Report on Form 10-K filed with the SEC on March 15, 2013.
Audit Committee:
Patrick R. Leardo, Chairman
Gerald W. Robinson
Gary E. Stark

ANNUAL REPORT
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 has been previously mailed or is being mailed along with this proxy statement to stockholders on or about September 30, 2013. Our 2012 Annual Report on Form 10-K is not incorporated in this proxy statement and is not deemed a part of the proxy soliciting material.

PROPOSALS FOR 2014 ANNUAL MEETING OF STOCKHOLDERS
Under SEC regulations, any stockholder desiring to submit a proposal for inclusion in proxy solicitation material for our 2014 Annual Meeting of Stockholders must cause such proposal to be received at our principal executive offices located at 18191 Von Karman Avenue, Suite 300, Irvine, California 92612, Attention: Secretary, no later than June 2, 2014 in order for the proposal to be considered for inclusion in our proxy statement for that meeting. Stockholders also must follow the procedures prescribed in SEC Rule 14a-8 promulgated under the Exchange Act. If a stockholder wishes to present a proposal at our 2014 Annual Meeting of Stockholders, whether or not the proposal is intended to be included in the 2014 proxy materials, our bylaws currently require that the stockholder give advance written notice to our Secretary at our offices no earlier than May 3, 2014 and no later than 5:00 p.m., Pacific Time, on June 2, 2014. Stockholders are advised to review our bylaws, which contain other requirements with respect to advance notice of stockholder proposals and director nominations.

OTHER MATTERS
Mailing of Materials; Other Business
On or about September 30, 2013, we will mail a proxy card together with this proxy statement to all stockholders of record at the close of business on September 9, 2013. The only business to come before the annual meeting which management is aware of is set forth in this proxy statement. If any other business does properly come before the annual meeting or any adjournment or postponement thereof, the proxy holders will vote in regard thereto according to their discretion insofar as such proxies are not limited to the contrary.
It is important that proxies be returned promptly. Therefore, stockholders are urged to sign, date and return the accompanying proxy card in the accompanying return envelope or by fax to 1 (781) 633-4036 or by telephone by dialing toll-free 1 (866) 977-7699 or by the Internet at https://www.eproxy.com/hcreit2.

ANNEX 1
ARTICLES OF AMENDMENT AND RESTATEMENT
See attached.

GRIFFIN-AMERICAN HEALTHCARE REIT II, INC.
~~COMPOSITE CHARTER~~
ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST: Griffin-American Healthcare REIT II, Inc., a Maryland corporation (the “Corporation”), desires to amend and restate its charter as currently in effect and as hereinafter amended.
SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:
ARTICLE I
NAME
The name of the corporation (which is hereinafter called the “Corporation”) is:
Griffin-American Healthcare REIT II, Inc.
ARTICLE II
PURPOSES AND POWERS
The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.
ARTICLE III
PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT
The address of the principal office of the Corporation in the State of Maryland is c/o CSC-Lawyers Incorporating Service Company, 7 Saint Paul Street, Suite 1660, Baltimore, Maryland, 21202. The name and address of the resident agent of the Corporation are CSC-Lawyers Incorporating Service Company, 7 Saint Paul Street, Suite 1660, Baltimore, Maryland, 21202. The resident agent is a Maryland corporation.
ARTICLE IV
DEFINITIONS
As used in the Charter, the following terms shall have the following meanings unless the context otherwise requires:
~~Acquisition Expenses. The term “Acquisition Expenses” shall mean any and all expenses incurred by the Corporation, the Advisor, or any Affiliate of either in connection with the selection, evaluation, acquisition or development of, or investment in, any Asset, whether or not acquired, including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, engineering and other property reports, environmental and asbestos audits, title insurance premiums and escrow fees, transfer taxes, and miscellaneous expenses related to the selection, evaluation and acquisition of Assets.~~

~~Acquisition Fee. The term “Acquisition Fee” shall mean any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Corporation or the Advisor) in connection with making or investing in Mortgages or the purchase, development or construction of a Property, including real estate commissions, selection fees, Development Fees, Construction Fees, nonrecurring management fees, loan fees, points or any other fees of a similar nature, however designated. Excluded shall be Development Fees and Construction Fees paid to any Person not affiliated with the Sponsor in connection with the actual development and construction of a project.~~
~~Advisor or Advisors. The term “Advisor” or “Advisors” shall mean the Person or Persons, if any, appointed, employed or contracted with by the Corporation pursuant to Section 8.1 hereof and responsible for directing or performing the day-to-day business affairs of the Corporation and the Operating Partnership, including any Person to whom the Advisor subcontracts all or substantially all of such functions.~~
~~Advisory Agreement. The term “Advisory Agreement” shall mean the agreement between the Corporation, the Operating Partnership and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Corporation and the Operating Partnership.~~
~~Affiliate or Affiliated. The term “Affiliate” or “Affiliated” shall mean, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent or more of the outstanding voting securities of such other Person; (ii) any Person ten percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.~~
Aggregate Share Ownership Limit. The term “Aggregate Share Ownership Limit” shall mean ~~not more than~~ 9.9% in value of the aggregate of the outstanding Shares or such other percentage determined by the Board in accordance with Section 6.1.8 of the Charter.
~~Asset. The term “Asset” shall mean any Property, Mortgage or other investment (other than investments in bank accounts, money market funds or other current assets) owned by the Corporation, directly or indirectly through one or more of its Affiliates, and any other investment made by the Corporation, directly or indirectly through one or more of its Affiliates.~~
~~Average Invested Assets. The term “Average Invested Assets” shall mean, for a specified period, the average of the aggregate book value of the Assets invested, directly or indirectly, in equity interests in and loan receivables secured by real estate (including, without limitation, equity interests in REITs, mortgage pools, commercial mortgage-backed securities and residential mortgage-backed securities), before deducting depreciation, amortization, bad debt or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.~~
Beneficial Ownership. The term “Beneficial Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.
Board or Board of Directors. The term “Board” or “Board of Directors” shall mean the Board of Directors of the Corporation.
Business Day. The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.
Bylaws. The term “Bylaws” shall mean the Bylaws of the Corporation, as amended from time to time.

Charitable Beneficiary. The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 6.2.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.
Charitable Trust. The term “Charitable Trust” shall mean any trust provided for in Section 6.2.1.
Charitable Trustee. The term “Charitable Trustee” shall mean the Person unaffiliated with the Corporation and a Prohibited Owner, that is appointed by the Corporation to serve as Trustee of the Charitable Trust.
Charter. The term “Charter” shall mean the charter of the Corporation.
Code. The term “Code” shall have the meaning as provided in Article II herein.
~~Commencement of the Initial Public Offering. The term “Commencement of the Initial Public Offering” shall mean the date that the Securities and Exchange Commission declares effective the registration statement filed under the Securities Act for the Initial Public Offering.~~
Common Share Ownership Limit. The term “Common Share Ownership Limit” shall mean ~~not more than~~ 9.9% (in value or in number of Common Shares, whichever is more restrictive) of the aggregate of the outstanding Common Shares or such other percentage determined by the Board in accordance with Section 6.1.8 of the Charter.
Common Shares. The term “Common Shares” shall have the meaning as provided in Section 5.1 herein.
~~Competitive Real Estate Commission. The term “Competitive Real Estate Commission” shall mean a real estate or brokerage commission paid for the purchase or sale of a Property that is reasonable, customary and competitive in light of the size, type and location of the Property.~~
~~Construction Fee. The term “Construction Fee” shall mean a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or provide major repairs or rehabilitations on a Property.~~
Constructive Ownership. The term “Constructive Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.
~~Contract Purchase Price. The term “Contract Purchase Price” shall mean the amount actually paid or allocated in respect of the purchase, development, construction or improvement of a Property or the amount of funds advanced with respect to a Mortgage, or the amount actually paid or allocated in respect of the purchase of other Assets, in each case exclusive of Acquisition Fees and Acquisition Expenses.~~
Corporation. The term “Corporation” shall have the meaning as provided in Article I herein.
~~Dealer Manager. The term “Dealer Manager” shall mean Grubb & Ellis Securities, Inc., a California corporation and an Affiliate of the Corporation, or such other Person selected by the Board to act as the dealer manager for an Offering.~~
~~Development Fee. The term “Development Fee” shall mean a fee for the packaging of a Property, including the negotiation and approval of plans, and any assistance in obtaining zoning and necessary variances and financing for a specific Property, either initially or at a later date.~~
Director. The term “Director” shall have the meaning as provided in Section 7.1 herein.

Distributions. The term “Distributions” shall mean any distributions ~~of money or other property~~(as such term is defined in Section 2-301 of the MGCL), pursuant to Section 5.5 hereof, by the Corporation to owners of Shares, including distributions that may constitute a return of capital for federal income tax purposes.
Excepted Holder. The term “Excepted Holder” shall mean a Stockholder for whom an Excepted Holder Limit is created ~~by Article VI or~~ by the Board of Directors pursuant to Section 6.1.7.
Excepted Holder Limit. The term “Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 6.1.7 and subject to adjustment pursuant to Section 6.1.8, the percentage limit established by the Board of Directors pursuant to Section 6.1.7.
~~Excess Amount. The term “Excess Amount” shall have the meaning as provided in Section 8.10 herein.~~
Exchange Act. The term “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.
~~Gross Proceeds. The term “Gross Proceeds” shall mean the aggregate purchase price of all Shares sold for the account of the Corporation through an Offering, without deduction for Selling Commissions, volume discounts, marketing support fees and due diligence expense reimbursement or Organization and Offering Expenses. For the purpose of computing Gross Proceeds, the purchase price of any Share for which reduced Selling Commissions are paid to the Dealer Manager or a Soliciting Dealer (where net proceeds to the Corporation are not reduced) shall be deemed to be the full amount of the offering price per Share pursuant to the Prospectus for such Offering without reduction.~~
~~Indemnitee. The term “Indemnitee” shall have the meaning as provided in Section 12.2(b) herein.~~
~~Independent Appraiser. The term “Independent Appraiser” shall mean a Person with no material current or prior business or personal relationship with the Advisor or the Directors and who is engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property and/or other Assets of the type held by the Corporation. Membership in a nationally recognized appraisal society such as the American Institute of Real Estate Appraisers or the Society of Real Estate Appraisers shall be conclusive evidence of being engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property.~~
~~Independent Director. The term “Independent Director” shall mean a Director who is not on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly associated with the Sponsor or the Advisor by virtue of (i) ownership of an interest in the Sponsor, the Advisor or any of their Affiliates, (ii) employment by the Sponsor, the Advisor or any of their Affiliates, (iii) service as an officer or director of the Sponsor, the Advisor or any of their Affiliates, (iv) performance of services, other than as a Director, for the Corporation, (v) service as a director or trustee of more than three REITs organized by the Sponsor or advised by the Advisor, or (vi) maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their Affiliates. A business or professional relationship is considered “material” if the aggregate gross income derived by the Director from the Sponsor, the Advisor and their Affiliates exceeds five percent of either the Director's annual gross income during either of the last two years or the Director's net worth on a fair market value basis. An indirect association with the Sponsor or the Advisor shall include circumstances in which a Director's spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, the Advisor, any of their Affiliates or the Corporation.~~
~~Initial Date. The term “Initial Date” shall mean the date on which Shares are first issued in the Corporation's first Offering.~~
~~Initial Investment. The term “Initial Investment” shall mean that portion of the initial capitalization of the Corporation and the Operating Partnership contributed by the Sponsor or its Affiliates pursuant to Section II.A. of the NASAA REIT Guidelines.~~
~~Initial Public Offering. The term “Initial Public Offering” shall mean the first Offering pursuant to an effective registration statement filed under the Securities Act.~~

~~Invested Capital. The term “Invested Capital” shall mean the amount calculated by multiplying the total number of Shares purchased by Stockholders by the issue price at the time of such purchase, reduced by the portion of any Distribution that is attributable to Net Sales Proceeds and by any amounts paid by the Corporation to repurchase Shares pursuant to the Corporation's plan for the repurchase of Shares.~~
~~Joint Ventures. The term “Joint Ventures” shall mean those joint venture or partnership arrangements in which the Corporation or any of its subsidiaries is a co-venturer or general partner established to acquire or hold Assets.~~
~~Leverage. The term “Leverage” shall mean the aggregate amount of indebtedness of the Corporation for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured, excluding any discounts or premiums.~~
~~Listing. The term “Listing” shall mean the listing of the Common Shares on a national securities exchange or the trading of the Common Shares in the over-the-counter market. Upon such Listing, the Common Shares shall be deemed Listed.~~
Market Price. The term “Market Price” on any date shall mean, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Shares are not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Shares are listed or admitted to trading or, if such Shares are not listed or admitted to trading on any national securities exchange, the last quoted price~~,~~ or, if not so quoted, the average of the high bid and low asked prices in the ~~over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other~~principal automated quotation system that may then be in use or, if such Shares are not quoted by any such ~~organization~~system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board of Directors or, in the event that no trading price is available for such Shares, the fair market value of Shares, as determined in good faith by the Board of Directors.
MGCL. The term “MGCL” shall mean the Maryland General Corporation Law, as amended from time to time.
~~Mortgages. The term “Mortgages” shall mean, in connection with mortgage financing provided, invested in, participated in or purchased by the Corporation, all of the notes, deeds of trust, security interests or other evidences of indebtedness or obligations, which are secured or collateralized by Real Property owned by the borrowers under such notes, deeds of trust, security interests or other evidences of indebtedness or obligations.~~
~~NASAA REIT Guidelines. The term “NASAA REIT Guidelines” shall mean the Statement of Policy Regarding Real Estate Investment Trusts published by the North American Securities Administrators Association on May 7, 2007 and in effect on the Initial Date.~~
~~Net Assets. The term “Net Assets” shall mean the total Assets (other than intangibles) at cost, before deducting depreciation, amortization, reserves for bad debts or other non-cash reserves, less total liabilities, calculated quarterly by the Corporation on a basis consistently applied.~~
~~Net Income. The term “Net Income” shall mean for any period, the Corporation's total revenues applicable to such period, less the total expenses applicable to such period other than additions to reserves for depreciation, amortization, bad debts or other similar non-cash reserves and excluding any gain from the sale of the Assets.~~
~~Net Sales Proceeds. The term “Net Sales Proceeds” shall mean in the case of a transaction described in clause (i)(A) of the definition of Sale, the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Corporation, including all real estate commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(B) of the definition of Sale, Net Sales~~

~~Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Corporation, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (i)(C) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction actually distributed to the Corporation or the Operating Partnership from the Joint Venture less the amount of any selling expenses, including legal fees and expenses incurred by or on behalf of the Corporation (other than those paid by the Joint Venture). In the case of a transaction or series of transactions described in clause (i)(D) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction (including the aggregate of all payments under a Mortgage or in satisfaction thereof other than regularly scheduled interest payments) less the amount of selling expenses incurred by or on behalf of the Corporation, including all commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(E) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Corporation, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (ii) of the definition of Sale, Net Sales Proceeds means the proceeds of such transaction or series of transactions less all amounts generated thereby which are reinvested in one or more Assets within 180 days thereafter and less the amount of any real estate commissions, closing costs, and legal fees and expenses and other selling expenses incurred by or allocated to the Corporation or the Operating Partnership in connection with such transaction or series of transactions. Net Sales Proceeds shall also include any amounts that the Corporation determines, in its discretion, to be economically equivalent to proceeds of a Sale. Net Sales Proceeds shall not include any reserves established by the Corporation in its sole discretion.~~
~~Non-Compliant Tender Offer. The term “Non-Compliant Tender Offer” shall have the meaning as provided in Section 11.7 herein.~~
NYSE. The term “NYSE” shall mean the New York Stock Exchange.
~~Offering. The term “Offering” shall mean any offering and sale of Shares.~~
~~Operating Partnership. The term “Operating Partnership” shall mean Grubb & Ellis Healthcare REIT II Holdings, LP, a Delaware limited partnership, through which the Corporation may own Assets.~~
~~Organization and Offering Expenses. The term “Organization and Offering Expenses” shall mean any and all costs and expenses incurred by the Corporation and to be paid from the assets of the Corporation in connection with the formation of the Corporation and the qualification and registration of an Offering, and the marketing and distribution of Shares, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters' attorneys), expenses for printing, engraving and amending registration statements or supplementing prospectuses, mailing and distributing costs, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, trustees, escrow holders, depositories and experts and fees, expenses and taxes related to the filing, registration and qualification of the sale of the Shares under federal and state laws, including taxes and fees and accountants' and attorneys' fees.~~
Person. The term “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act and a group to which an Excepted Holder Limit applies.
Preferred Shares. The term “Preferred Shares” shall have the meaning as provided in Section 5.1 herein.
Prohibited Owner. The term “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of ~~Section 6.1.1,~~Article VI herein, would Beneficially Own or Constructively Own Shares~~,~~ in violation of Section 6.1.1, and, if appropriate in the context, shall also mean any Person who would have been the record owner of Shares that the Prohibited Owner would have so owned.

~~Property or Properties. The term “Property” or “Properties” shall mean, as the context requires, any, or all, respectively, of the Real Property acquired by the Corporation, directly or indirectly through joint venture arrangements or other partnership or investment interests.~~
~~Prospectus. The term “Prospectus” shall mean the same as that term is defined in Section 2(10) of the Securities Act, including a preliminary prospectus, an offering circular as described in Rule 256 of the General Rules and Regulations under the Securities Act, or, in the case of an intrastate offering, any document by whatever name known, utilized for the purpose of offering and selling Securities to the public.~~
~~Real Property. The term “Real Property” shall mean land, rights in land (including leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land.~~
~~Reinvestment Plan. The term “Reinvestment Plan” shall have the meaning as provided in Section 5.10 herein.~~
REIT. The term “REIT” shall mean a corporation, trust, association or other legal entity (other than a real estate syndication) that is engaged primarily in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by real estate or both as defined pursuant to the REIT Provisions of the Code.
REIT Provisions of the Code. The term “REIT Provisions of the Code” shall mean Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.
Restriction Termination Date. The term “Restriction Termination Date” shall mean the first day ~~after the Initial Date~~ on which the Board of Directors determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Corporation to qualify as a REIT.
~~Roll-Up Entity. The term “Roll-Up Entity” shall mean a partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.~~
~~Roll-Up Transaction. The term “Roll-Up Transaction” shall mean a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Corporation and the issuance of securities of a Roll-Up Entity to the holders of Common Shares. Such term does not include:~~
~~(a)    a transaction involving securities of the Corporation that have been Listed for at least twelve months; or~~
~~(b)    a transaction involving the conversion to corporate, trust or association form of only the Corporation, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:~~
~~(i)    voting rights of the holders of Common Shares;~~
~~(ii)    the term of existence of the Corporation;~~
~~(iii)    Sponsor or Advisor compensation; or~~
~~(iv)    the Corporation's investment objectives.~~
~~Sale or Sales. The term “Sale” or “Sales” shall mean (i) any transaction or series of transactions whereby: (A) the Corporation or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Property or~~

~~portion thereof, including the lease of any Property consisting of a building only, and including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (B) the Corporation or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Corporation or the Operating Partnership in any Joint Venture in which it is a co-venturer or partner; (C) any Joint Venture directly or indirectly (except as described in other subsections of this definition) in which the Corporation or the Operating Partnership as a co-venturer or partner sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including any event with respect to any Property which gives rise to insurance claims or condemnation awards; (D) the Corporation or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its interest in any Mortgage or portion thereof (including with respect to any Mortgage, all payments thereunder or in satisfaction thereof other than regularly scheduled interest payments) of amounts owed pursuant to such Mortgage and any event which gives rise to a significant amount of insurance proceeds or similar awards; or (E) the Corporation or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any other Asset not previously described in this definition or any portion thereof, but (ii) not including any transaction or series of transactions specified in clause (i) (A) through (E) above in which the proceeds of such transaction or series of transactions are reinvested by the Corporation in one or more Assets within 180 days thereafter.~~
~~SDAT. The term “SDAT” shall have the meaning as provided in Section 5.4 herein.~~
Securities. The term “Securities” shall mean any of the following issued by the Corporation, as the text requires: Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.
~~Securities Act. The term “Securities Act” shall mean the Securities Act of 1933, as amended from time to time, or any successor statute thereto. Reference to any provision of the Securities Act shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.~~
~~Selling Commissions. The term “Selling Commissions” shall mean any and all commissions payable to underwriters, dealer managers or other broker-dealers in connection with the sale of Shares, including, without limitation, commissions payable to the Dealer Manager.~~
Shares. The term “Shares” shall mean shares of stock of the Corporation of any class or series, including Common Shares or Preferred Shares.
~~Soliciting Dealers. The term “Soliciting Dealers” shall mean those broker-dealers that are members of the Financial Industry Regulatory Authority, or that are exempt from broker-dealer registration, and that, in either case, enter into participating broker or other agreements with the Dealer Manager to sell Shares.~~
~~Sponsor. The term “Sponsor” shall mean any Person which (i) is directly or indirectly instrumental in organizing, wholly or in part, the Corporation; (ii) will control, manage or participate in the management of the Corporation, and any Affiliate of any such Person; (iii) takes the initiative, directly or indirectly, in founding or organizing the Corporation, either alone or in conjunction with one or more other Persons; (iv) receives a material participation in the Corporation in connection with the founding or organizing of the business of the Corporation, in consideration of services or property, or both services and property; (v) has a substantial number of relationships and contacts with the Corporation; (vi) possesses significant rights to control Properties; (vii) receives fees for providing services to the Corporation which are paid on a basis that is not customary in the industry; or (viii) provides goods or services to the Corporation on a basis which was not negotiated at arm's-length with the Corporation. “Sponsor” does not include any Person whose only relationship with the Corporation is that of an independent property manager and whose only compensation is as such, or wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services.~~

~~Stockholder List. The term “Stockholder List” shall have the meaning as provided in Section 11.5 herein.~~
Stockholders. The term “Stockholders” shall mean the holders of record of the Shares as maintained in the books and records of the Corporation or its transfer agent.
~~Tendered Shares. The term “Tendered Shares” shall have the meaning as provided in Section 11.7 herein.~~
~~Termination Date. The term “Termination Date” shall mean the date of termination of the Advisory Agreement.~~
~~Total Operating Expenses. The term “Total Operating Expenses” shall mean all costs and expenses paid or incurred by the Corporation, as determined under generally accepted accounting principles, that are in any way related to the operation of the Corporation or to corporate business, including advisory fees, but excluding (i) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and Listing of the Shares; (ii) interest payments; (iii) taxes; (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves; (v) incentive fees paid in compliance with the NASAA REIT Guidelines; (vi) Acquisition Fees and Acquisition Expenses, (vii) disposition fees on the Sale of Property; and (viii) other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of property).~~
Transfer. The term “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Shares or the right to vote or receive dividends on Shares, or any agreement to take any such actions or cause any such events, ~~of Shares or the right to vote or receive dividends on Shares,~~ including (i) the granting or exercise of any option (or any disposition of any option), (ii) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (iii) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.
~~2%/25% Guidelines. The term “2%/25% Guidelines” shall have the meaning as provided in Section 8.10 herein.~~
~~Unimproved Real Property. The term “Unimproved Real Property” shall mean Property in which the Corporation has an equity interest that was not acquired for the purpose of producing rental or other operating income, that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one year.~~
ARTICLE V
STOCK
Section 5.1    Authorized Shares. The Corporation has authority to issue 1,200,000,000 Shares, consisting of 1,000,000,000 shares of Common Stock, $0.01 par value per share (“Common Shares”), and 200,000,000 shares of Preferred Stock, $0.01 par value per share (“Preferred Shares”). The aggregate par value of all authorized Shares having par value is $12,000,000. ~~All Shares shall be fully paid and nonassessable when issued.~~ If Shares of one class are classified or reclassified into Shares of another class pursuant to this Article V, the number of authorized Shares of the former class shall be automatically decreased and the number of Shares of the latter class shall be automatically increased, in each case by the number of Shares so classified or reclassified, so that the aggregate number of Shares of all classes that the Corporation has authority to issue shall not be more than the total number of Shares set forth in the first sentence of this paragraph. The Board of Directors, with the approval of a majority of the entire Board and without any action by the Stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class or series that the Corporation has authority to issue.
Section 5.2    Common Shares.
Section 5.2.1    Common Shares Subject to Terms of Preferred Shares. The Common Shares shall be subject to the express terms of any class or series of Preferred Shares.
Section 5.2.2    Description. Subject to the provisions of Article VI and except as may otherwise be specified in the ~~terms of any class or series of Common Shares~~Charter, each Common Share shall entitle the holder thereof to one vote ~~per share on all matters upon which Stockholders are entitled to vote pursuant to Section 11.2 hereof~~. The Board may classify or reclassify any unissued Common Shares from time to time ~~in~~into one or more classes or series of Shares~~; provided, however, that the voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Corporation for each privately offered Share bears to the book value of each outstanding publicly held Share~~.
Section 5.2.3    Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any Distribution of the assets of the Corporation, the aggregate assets of the Corporation available for Distribution to holders of the Common Shares shall be determined in accordance with applicable law. Each holder of Common Shares of a particular class shall be entitled to receive, ratably with each other holder of Common Shares of such class, that portion of such aggregate assets of the Corporation available for Distribution as the number of outstanding Common Shares of such class held by such holder bears to the total number of outstanding Common Shares of such class then outstanding.
Section 5.2.4    Voting Rights. Except as may be provided otherwise in the Charter, and subject to the express terms of any class or series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders.
Section 5.3    Preferred Shares. The Board may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any class or series from time to time, ~~in~~into one or more classes or series of Shares~~; provided, however, that the voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Corporation for each privately offered Share bears to the book value of each outstanding publicly held Share~~.
Section 5.4    Classified or Reclassified Shares. Prior to issuance of classified or reclassified Shares of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Shares; (b) specify the number of Shares to be included in the class or series; (c) set or change, subject to the provisions of Article VI and subject to the express terms of any class or series of Shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other Distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland ~~(“SDAT”)~~. Any of the terms of any class or series of Shares set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the articles supplementary or other charter document.
Section 5.5    Dividends and Distributions. The Board of Directors may from time to time authorize the Corporation to declare and pay to Stockholders such dividends or other Distributions, in cash or other assets of the Corporation or in ~~securities of the Corporation~~Securities, including in Shares of one class payable to holders of Shares of another class, or from any other source as the Board of Directors in its discretion shall determine. The Board of Directors shall endeavor to authorize the Corporation to declare and pay such dividends and other Distributions as shall be necessary for the Corporation to qualify as a REIT under the Code; provided, however, Stockholders shall have no right to any dividend or other Distribution unless and until authorized by the Board and declared by the Corporation. The exercise of the powers and rights of the Board of Directors pursuant to this Section 5.5 shall be subject to the provisions of any class or series of Shares at the time outstanding. The receipt by any Person in whose name any Shares are registered on the records of the Corporation or by his or her duly authorized agent shall be a sufficient discharge for all dividends or other Distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof~~. Distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the dissolution of the Corporation and the liquidation of its assets in accordance with the terms of the Charter or distributions in which (a) the Board advises each Stockholder of the risks associated with direct ownership of the property, (b) the Board offers each Stockholder the election of receiving such in-kind distributions, and (c) in-kind distributions are made only to those Stockholders that accept such offer~~.
Section 5.6    Charter and Bylaws. The rights of all Stockholders and the terms of all Shares are subject to the provisions of the Charter and the Bylaws.
~~Section 5.7    No Issuance of Share Certificates. Unless otherwise provided by the Board of Directors, the Corporation shall not issue stock certificates. A Stockholder's investment shall be recorded on the books of the Corporation. To transfer his or her Shares, a Stockholder shall submit an executed form to the Corporation, which form shall be provided by the Corporation upon request. Such transfer will also be recorded on the books of the Corporation. Upon issuance or transfer of Shares, the Corporation will provide the Stockholder with information concerning his or her rights with regard to such Shares, as required by the Bylaws and the MGCL or other applicable law.~~
~~Section 5.8    Suitability of Stockholders. Upon the Commencement of the Initial Public Offering and until Listing, the following provisions shall apply:~~
~~Section 5.8.1    Investor Suitability Standards. Subject to suitability standards established by individual states, to become a Stockholder, if such prospective Stockholder is an individual (including an individual beneficiary of a purchasing Individual Retirement Account), or if the prospective Stockholder is a fiduciary (such as a trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under a Uniform Gifts to Minors Act), such individual or fiduciary, as the case may be, must represent to the Corporation, among other requirements as the Corporation may require from time to time:~~
~~(a)    that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a minimum annual gross income of $70,000 and a net worth (excluding home, furnishings and automobiles) of not less than $70,000; or~~
~~(b)    that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a net worth (excluding home, furnishings and automobiles) of not less than $250,000.~~
~~Section 5.8.2    Determination of Suitability of Sale. The Sponsor and each Person selling Common Shares on behalf of the Corporation shall make every reasonable effort to determine that the purchase of Common Shares by a Stockholder is a suitable and appropriate investment for such Stockholder. In making this determination, the Sponsor and each Person selling Common Shares on behalf of the Corporation shall ascertain that the prospective Stockholder: (a) meets the minimum income and net worth standards established for the Corporation; (b) can reasonably benefit from the Corporation based on the prospective Stockholder's overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective Stockholder's overall financial situation; and (d) has apparent understanding of (i) the fundamental risks of the investment; (ii) the risk that the Stockholder may lose the entire investment; (iii) the lack of liquidity of the Common Shares; (iv) the restrictions on transferability of the Common Shares; and (v) the tax consequences of the investment.~~
~~The Sponsor and each Person selling Common Shares on behalf of the Corporation shall make this determination on the basis of information it has obtained from a prospective Stockholder. Relevant information for this purpose will include at least the age, investment objectives, investment experiences, income, net worth, financial situation, and other investments of the prospective Stockholder, as well as any other pertinent factors.~~

~~The Sponsor and each Person selling Common Shares on behalf of the Corporation shall maintain records of the information used to determine that an investment in Common Shares is suitable and appropriate for a Stockholder. The Sponsor and each Person selling Common Shares on behalf of the Corporation shall maintain these records for at least six years.~~
~~Section 5.9    Repurchase of Shares. The Board may establish, from time to time, a program or programs by which the Corporation voluntarily repurchases Shares from its Stockholders; provided, however, that such repurchase does not impair the capital or operations of the Corporation. The Sponsor, Advisor, members of the Board or any Affiliates thereof may not receive any fees arising out of the repurchase of Shares by the Corporation.~~
~~Section 5.10    Distribution Reinvestment Plans. The Board may establish, from time to time, a Distribution reinvestment plan or plans (each, a “Reinvestment Plan”). Under any such Reinvestment Plan, (a) all material information regarding Distributions to the Stockholders and the effect of reinvesting such Distributions, including the tax consequences thereof, shall be provided to the Stockholders not less often than annually, and (b) each Stockholder participating in such Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan not less often than annually after receipt of the information required in clause (a) above.~~
~~Section 5.11    Minimum Investment. An official or agency administering the securities laws of an individual state may require minimum initial cash investment amounts for prospective Stockholders and minimum subsequent cash investment amounts for Stockholders.~~
ARTICLE VI
RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES
Section 6.1 Shares.
Section 6.1.1    Ownership Limitations. ~~During the period commencing on the Initial Date and prior~~Prior to the Restriction Termination Date, but subject to Section 6.3:
(a)    Basic Restrictions.
(i)    (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Shares in excess of the Aggregate Share Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.
(ii)    No Person shall Beneficially or Constructively Own Shares to the extent that such Beneficial or Constructive Ownership of Shares would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).
(iii)    Any Transfer of Shares that, if effective, would result in Shares being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.
(b)    Transfer in Trust. If any Transfer of Shares occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 6.1.1(a)(i) or (ii),
(i)    then that number of Shares the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section 6.1.1(a)(i) or (ii) (rounded up to the nearest whole share) shall be automatically Transferred to a Charitable Trust for the benefit of a Charitable

Beneficiary, as described in Section 6.2, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Shares; or
(ii)    if the Transfer to the Charitable Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 6.1.1(a)(i) or (ii), then the Transfer of that number of Shares that otherwise would cause any Person to violate Section 6.1.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.
To the extent that, upon a transfer of Shares pursuant to this Section 6.1.1(b), a violation of any provision of this Article VI would nonetheless be continuing (for example where the ownership of Shares by a single Charitable Trust would violate the 100 stockholder requirement applicable to REITs), then Shares shall be transferred to that number of Charitable Trusts, each having a distinct Charitable Trustee and a Charitable Beneficiary or Beneficiaries that are distinct from those of each other Charitable Trust, such that there is no violation of any provision of this Article VI.
Section 6.1.2    Remedies for Breach. If the Board of Directors or its designee (including any duly authorized committee of the Board) shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 6.1.1 or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any Shares in violation of Section 6.1.1 (whether or not such violation is intended), the Board of Directors or its designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem Shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 6.1.1 shall automatically result in the Transfer to the Charitable Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or its designee.
Section 6.1.3    Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 6.1.1(a), or any Person who would have owned Shares that resulted in a Transfer to the Charitable Trust pursuant to the provisions of Section 6.1.1(b), shall immediately give written notice to the Corporation of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation's status as a REIT.
Section 6.1.4    Owners Required To Provide Information. ~~From the Initial Date and prior~~Prior to the Restriction Termination Date:
(a)    every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of Shares and other Shares Beneficially Owned and a description of the manner in which such Shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation's status as a REIT and to ensure compliance with the Aggregate Share Ownership Limit, the Common Share Ownership Limit and the other restrictions set forth herein; and
(b)    each Person who is a Beneficial or Constructive Owner of Shares and each Person (including the Stockholder of record) who is holding Shares for a Beneficial or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation's status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.
Section 6.1.5    Remedies Not Limited. Subject to Section ~~7.10~~7.6 of the Charter, nothing contained in this Section 6.1 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its Stockholders in preserving the Corporation's status as a REIT.

Section 6.1.6    Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 6.1, Section 6.2 or any definition contained in Article IV, the Board of Directors shall have the power to determine the application of the provisions of this Section 6.1 or Section 6.2 with respect to any situation based on the facts known to it. In the event Section 6.1 or 6.2 requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Article IV or Sections 6.1 or 6.2. Absent a decision to the contrary by the Board of Directors (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 6.1.2) acquired Beneficial or Constructive Ownership of Shares in violation of Section 6.1.1, such remedies (as applicable) shall apply first to the Shares which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such Shares based upon the relative number of the Shares held by each such Person.
Section 6.1.7    Exceptions.
(a)    Subject to Section 6.1.1(a)(ii), the Board of Directors, in its sole discretion, may exempt (prospectively or retroactively) a Person from the Aggregate Share Ownership Limit and the Common Share Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:
(i)    the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual's Beneficial or Constructive Ownership of such Shares will violate Section 6.1.1(a)(ii);
(ii)    such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors, rent from such tenant would not adversely affect the Corporation's ability to qualify as a REIT, shall not be treated as a tenant of the Corporation); and
(iii)    such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 6.1.1 through 6.1.6) will result in such Shares being automatically Transferred to a Charitable Trust in accordance with Sections 6.1.1(b) and 6.2.
(b)    Prior to granting any exception pursuant to Section 6.1.7(a), the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation's status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.
(c)    Subject to Section 6.1.1(a)(ii), an underwriter which participates in a public offering or a private placement of Shares (or securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or securities convertible into or exchangeable for Shares) in excess of the Aggregate Share Ownership Limit, the Common Share Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.
(d)    The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (i) with the written consent of such Excepted Holder at any time, or (ii) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Share Ownership Limit.

Section 6.1.8    Increase or Decrease in Aggregate Share Ownership and Common Share Ownership Limits. Subject to Section 6.1.2(a)(ii), the Board of Directors may from time to time increase the Common Share Ownership Limit and the Aggregate Share Ownership Limit for one or more Persons and decrease the Common Share Ownership Limit and the Aggregate Share Ownership Limit for all other Persons; provided, however, that the decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit will not be effective for any Person whose percentage ownership in Shares is in excess of such decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit until such time as such Person's percentage of Shares equals or falls below the decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit, but any further acquisition of Shares in excess of such percentage ownership of Shares will be in violation of the Common Share Ownership Limit and/or Aggregate Share Ownership Limit and, provided further, that the new Common Share Ownership Limit and/or Aggregate Share Ownership Limit would not allow five or fewer Persons to Beneficially Own more than 49.9% in value of the outstanding Shares.
Section 6.1.9    Legend. Any certificate representing Shares shall bear substantially the following legend:
The Shares represented by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose, among others, of the Corporation's maintenance of its status as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Corporation's charter, (i) no Person may Beneficially or Constructively Own Common Shares in excess of 9.9% (in value or number of Common Shares) of the outstanding Common Shares unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own Shares in excess of 9.9% of the value of the total outstanding Shares, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own Shares that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (iv) ~~no Person may~~any Transfer of Shares that, if ~~such Transfer~~effective, would result in Shares being beneficially owned by fewer than 100 Persons (as determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own Shares which cause or will cause a Person to Beneficially or Constructively Own Shares in excess or in violation of the above limitations must immediately notify the Corporation in writing (or, in the case of an attempted transaction, give at least 15 days prior written notice). If any of the restrictions on Transfer or ownership as set forth in (i), (ii) or (iii) above are violated, the Shares ~~represented hereby~~in excess or in violation of the above limitations will be automatically Transferred to a Charitable Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Corporation may redeem Shares upon the terms and conditions specified by the Board of Directors in its sole discretion if the Board of Directors determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described in (i), (ii) or (iii) above may be void ab initio. All capitalized terms in this legend have the meanings defined in the Corporation's charter, as the same may be amended from time to time, a copy of which, including the restrictions on Transfer and ownership, will be furnished to each holder of Shares on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.
Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a Stockholder on request and without charge. In the case of uncertificated Shares, the Corporation will send the holder of such Shares, on request and without charge, a written statement of the information otherwise required on certificates.
Section 6.2    Transfer of Shares in Trust.
Section 6.2.1    Ownership in Trust. Upon any purported Transfer or other event described in Section 6.1.1(b) that would result in a Transfer of Shares to a Charitable Trust, such Shares shall be deemed to have been Transferred to the Charitable Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such Transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the Transfer to the Charitable Trust pursuant to Section 6.1.1(b). The Charitable Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 6.2.6.
Section 6.2.2    Status of Shares Held by the Charitable Trustee. Shares held by the Charitable Trustee shall continue to be issued and outstanding Shares ~~of the Corporation~~. The Prohibited Owner shall have no rights in the Shares held by the Charitable Trustee. The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Charitable Trustee, shall have no rights to dividends or other Distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Charitable Trust.
Section 6.2.3    Dividend and Voting Rights. The Charitable Trustee shall have all voting rights and rights to dividends or other Distributions with respect to Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other Distribution paid prior to the discovery by the Corporation that Shares have been Transferred to the Charitable Trustee shall be paid ~~with respect to~~by the recipient of such ~~Shares~~dividend or other Distribution to the Charitable Trustee upon demand and any dividend or other Distribution authorized but unpaid shall be paid when due to the Charitable Trustee. Any dividends or other Distributions so paid over to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to Shares held in the Charitable Trust and, subject to Maryland law, effective as of the date that Shares have been Transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee's sole discretion) (a) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that Shares have been Transferred to the Charitable Trustee and (b) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Charitable Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VI, until the Corporation has received notification that Shares have been Transferred into a Charitable Trust, the Corporation shall be entitled to rely on its share transfer and other Stockholder records for purposes of preparing lists of Stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of Stockholders.
Section 6.2.4    Sale of Shares by Charitable Trustee. Within 20 days of receiving notice from the Corporation that Shares have been Transferred to the Charitable Trust, the Charitable Trustee shall sell the Shares held in the Charitable Trust to a Person, designated by the Charitable Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 6.1.1(a). Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 6.2.4. The Prohibited Owner shall receive the lesser of (a) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Charitable Trust and (b) the price per share received by the Charitable Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the Shares held in the Charitable Trust. The Charitable Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 6.2.3 of this Article VI. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that Shares have been Transferred to the Charitable Trustee, such Shares are sold by a Prohibited Owner, then (i) such Shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 6.2.4, such excess shall be paid to the Charitable Trustee upon demand.
Section 6.2.5    Purchase Right in Shares Transferred to the Charitable Trustee. Shares Transferred to the Charitable Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per Share equal to the lesser of (a) the price per Share in the transaction that resulted in such Transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (b) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer until the Charitable Trustee has sold the Shares held in the Charitable Trust pursuant to Section 6.2.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner. The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which ~~has~~have been paid to the Prohibited Owner and ~~is~~are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 6.2.3 of this Article VI. The Corporation may pay the amount of such reduction to the Charitable Trustee for the benefit of the Charitable Beneficiary.
Section 6.2.6    Designation of Charitable Beneficiaries. By written notice to the Charitable Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (a) Shares held in the Charitable Trust would not violate the restrictions set forth in Section 6.1.1(a) in the hands of such Charitable Beneficiary and (b) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.
Section 6.3    Settlement. Nothing in this Article VI shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VI and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VI.
Section 6.4    Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VI.
Section 6.5    Non-Waiver. No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.
ARTICLE VII
PROVISIONS FOR DEFINING, LIMITING
AND REGULATING CERTAIN POWERS OF THE
CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS
Section 7.1    Number of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of Directors of the Corporation (the “Directors”) ~~initially~~ shall be ~~one~~[five], which number may be increased or decreased from time to time pursuant to the Bylaws; provided, however, that~~, upon Commencement of the Initial Public Offering,~~ the total number of Directors shall ~~not~~never be ~~fewer~~less than ~~three. Upon Commencement of the Initial Public Offering, a majority of the Board will be Independent Directors except for a period of up to 60 days after the death, removal or resignation of an Independent Director pending the election of such Independent Director's successor. The name of the Director~~the minimum number required by the MGCL. The names of the Directors who shall serve until the ~~first~~next annual meeting of Stockholders and until ~~his successor is~~their successors are duly elected and ~~qualifies is~~qualify are:
[Jeffrey T. Hanson]
[Danny Prosky]

[Patrick R. Leardo]
[Gerald W. Robinson]
[Gary E. Stark][1]
[1]Section 7.1 to be updated as necessary to set forth number and names of directors at time of filing.
~~This Director~~The Directors may increase the number of Directors and fill any vacancy, whether resulting from an increase in the number of Directors or otherwise, on the Board of Directors ~~prior to the first annual meeting of Stockholders~~ in the manner provided in the Bylaws.
The Corporation elects, at such time as it becomes eligible to make the election provided for under Section 3-804(c) of the MGCL, that, except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Shares, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred. ~~Notwithstanding the foregoing sentence, Independent Directors shall nominate replacements for vacancies among the Independent Directors' positions.~~
Section 7.2    ~~Experience. Each Director, other than Independent Directors, shall have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Corporation. At least one of the Independent Directors shall have three years of relevant real estate experience.~~
~~Section 7.3    Committees. The Board may establish such committees as it deems appropriate, in its discretion, provided that the majority of the members of each committee are Independent Directors.~~
~~Section 7.4    Term. Except as may otherwise be provided in the terms of any Preferred Shares issued by the Corporation, each Director shall hold office for one year, until the next annual meeting of Stockholders and until his or her successor is duly elected and qualifies. Directors may be elected to an unlimited number of successive terms.~~
~~Section 7.5    Fiduciary Obligations. The Directors serve in a fiduciary capacity to the Corporation and have a fiduciary duty to the Stockholders, including, with respect to the Directors, a specific fiduciary duty to supervise the relationship of the Corporation with the Advisor.         Section 7.6~~    Extraordinary Actions. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of Shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of Shares entitled to cast a majority of all the votes entitled to be cast on the matter.
Section ~~7.7~~7.3    Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws. ~~The issuance of Preferred Shares shall also be approved by a majority of Independent Directors not otherwise interested in the transaction, who shall have access at the Corporation's expense to the Corporation's legal counsel or to independent legal counsel.~~
Section ~~7.8~~7.4    Preemptive Rights and Appraisal Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified Shares pursuant to Section 5.4 or as may otherwise be provided by contract approved by the Board of Directors, no holder of Shares shall, as such holder, have any preemptive right to purchase or subscribe for any additional Shares or any other Security which the Corporation may issue or sell. Holders of Shares shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors, upon the affirmative vote of a majority of the Board of Directors, shall determine that such rights apply, with respect to all or any classes or series of Shares, to one or more transactions occurring after the date of such determination in connection with which holders of such Shares would otherwise be entitled to exercise such rights.
Section ~~7.9~~7.5    Determinations by Board. The determination as to any of the following matters, made ~~in good faith~~ by or pursuant to the direction of the Board of Directors ~~consistent with the Charter~~, shall be final and conclusive and shall be binding upon the Corporation and every holder of Shares: the amount of the ~~Net Income~~net income for any period and the amount of assets at any time legally available for the payment of dividends, redemption of Shares or the payment of other Distributions on Shares; the amount of paid-in surplus, ~~Net Assets~~net assets, other surplus, annual or other cash flow, funds from operations, net profit, ~~Net Assets~~net assets in excess of capital, undivided profits or excess of profits over losses on ~~Sales~~sales of ~~Assets~~assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation ~~of~~or resolution of any ambiguity with respect to any provision of the Charter (including the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other Distributions, qualifications or terms or conditions of redemption of any class or series of Shares) or the Bylaws; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or any Shares; the number of Shares of any class of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; any ~~conflict between the MGCL and the provisions set forth in the NASAA REIT Guidelines~~interpretation of the terms and conditions of one or more agreements with any Person; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors; provided, however, that any determination by the Board of Directors as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Director shall be liable for making or failing to make such a determination~~; and provided, further, that to the extent the Board determines that the MGCL conflicts with the provisions set forth in the NASAA REIT Guidelines, the NASAA REIT Guidelines control to the extent any provisions of the MGCL are not mandatory~~.
Section ~~7.10~~7.6    REIT Qualification. ~~If the Corporation elects to qualify for federal income tax treatment as a REIT, the~~The Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; provided, however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation's REIT election pursuant to Section 856(g) of the Code. The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and Transfers set forth in Article VI is no longer required for REIT qualification. No Director or officer, employee or agent of the Corporation shall be liable for any act or omission resulting in the loss of tax benefits under the Code, except to the extent provided in Section ~~12.2~~8.2 hereof.
Section ~~7.11~~7.7    Removal of Directors. Subject to the rights of holders of one or more classes or series of Preferred Shares to elect or remove one or more Directors, any Director, or the entire Board of Directors, may be removed from office at any time, but only by the affirmative vote of at least a majority of the votes entitled to be cast generally in the election of Directors.
~~Section 7.12    Board Action with Respect to Certain Matters. A majority of the Independent Directors must approve any Board action to which the following sections of the NASAA REIT Guidelines apply: II.A., II.C., II.F., II.G., IV.A., IV.B., IV.C., IV.D., IV.E., IV.F., IV.G., V.E., V.H., V.J., VI.A., VI.B.4, and VI.G.~~
ARTICLE VIII
~~ADVISOR~~
~~Section 8.1    Appointment and Initial Investment of Advisor. The Board is responsible for setting the general policies of the Corporation and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Corporation. However, the Board is not required personally to conduct the business of the Corporation, and it may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with any Director) as an Advisor and may grant or delegate such authority to the Advisor as the Board may, in its sole discretion, deem necessary or desirable. The term of retention of any Advisor shall not exceed one year, although there is no limit to the number of times that a particular Advisor may be retained. The Advisor or its Affiliates have made an Initial Investment of (a) $200,000 in the Corporation and (b)~~

~~$2,000 in the Operating Partnership. The Advisor or any such Affiliate may not sell the Initial Investment while the Advisor remains a Sponsor but may transfer the Initial Investment to other Affiliates. The Advisor has been granted a subordinated participation interest in the Operating Partnership in connection with its capital contribution to the Operating Partnership.~~
~~Section 8.2    Supervision of Advisor. The Board shall review and evaluate the qualifications of the Advisor before entering into, and shall evaluate the performance of the Advisor before renewing, an Advisory Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the Board. The Board may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Corporation, to act as agent for the Corporation, to execute documents on behalf of the Corporation and to make executive decisions that conform to general policies and principles established by the Board. The Board shall monitor the Advisor to assure that the administrative procedures, operations and programs of the Corporation are in the best interests of the Stockholders and are fulfilled. The Independent Directors are responsible for reviewing the fees and expenses of the Corporation at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the Corporation, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. Each such determination shall be reflected in the minutes of the meetings of the Board. The Independent Directors also will be responsible for reviewing, from time to time and at least annually, the performance of the Advisor and determining that compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by the Charter. The Independent Directors shall also supervise the performance of the Advisor and the compensation paid to the Advisor by the Corporation in order to determine that the provisions of the Advisory Agreement are being carried out. Specifically, the Independent Directors will consider factors such as (a) the amount of the fee paid to the Advisor in relation to the size, composition and performance of the Assets, (b) the success of the Advisor in generating opportunities that meet the investment objectives of the Corporation, (c) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services, (d) additional revenues realized by the Advisor and its Affiliates through their relationship with the Corporation, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Corporation or by others with whom the Corporation does business, (e) the quality and extent of service and advice furnished by the Advisor, (f) the performance of the Assets, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations, and (g) the quality of the Assets relative to the investments generated by the Advisor for its own account. The Independent Directors may also consider all other factors that they deem relevant, and the findings of the Independent Directors on each of the factors considered shall be recorded in the minutes of the Board. The Board shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Corporation and whether the compensation provided for in its contract with the Corporation is justified.~~
~~Section 8.3    Fiduciary Obligations. The Advisor shall have a fiduciary responsibility and duty to the Corporation and to the Stockholders.~~
~~Section 8.4    Affiliation and Functions. The Board, by resolution or in the Bylaws, may provide guidelines, provisions or requirements concerning the affiliation and functions of the Advisor.~~
~~Section 8.5    Termination. Either a majority of the Independent Directors or the Advisor may terminate the Advisory Agreement on 60 days' written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Corporation and the Board in making an orderly transition of the advisory function.~~
~~Section 8.6    Disposition Fees on Sale of Property. The Corporation may pay the Advisor a disposition fee upon the Sale of one or more Properties, in an amount equal to the lesser of (a) one-half of the Competitive Real Estate Commission or (b) three percent of the contracted for sales price of such Property or Properties. Payment of such fee may be made only if the Advisor provides a substantial amount of services in connection with the Sale of a Property or Properties, as determined by a majority of the Independent Directors. In addition, the amount paid when added to all other real estate commissions paid to unaffiliated parties in connection with such Sale shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to six percent of the contracted for sales price of such Property or Properties.~~
~~Section 8.7    Incentive Fees. The Corporation may pay the Advisor an interest in the gain from the Sale of Assets, for which full consideration is not paid in cash or property of equivalent value, provided the amount or percentage of such interest is reasonable. Such an interest in gain from the Sale of Assets shall be~~

~~considered presumptively reasonable if it does not exceed 15% of the balance of such net proceeds remaining after payment to holders of Common Shares, in the aggregate, of an amount equal to 100% of the Invested Capital, plus an amount equal to at least six percent of the Invested Capital per annum cumulative. In the case of multiple Advisors, such Advisor and any of their Affiliates shall be allowed such fees provided such fees are distributed by a proportional method reasonably designed to reflect the value added to the Assets by each respective Advisor or any Affiliate.~~
~~Section 8.8    Organization and Offering Expenses Limitation. The Corporation shall reimburse the Advisor and its Affiliates for Organization and Offering Expenses incurred by the Advisor or its Affiliates; provided, however, that the total amount of all Organization and Offering Expenses shall be reasonable and shall in no event exceed 15% of the Gross Proceeds of each Offering.~~
~~Section 8.9    Acquisition Fees. The Corporation may pay the Advisor and its Affiliates fees for the review and evaluation of potential investments in Assets; provided, however, that the total of all Acquisition Fees and Acquisition Expenses shall be reasonable, and shall not exceed an amount equal to six percent of the Contract Purchase Price, or, in the case of a Mortgage, six percent of the funds advanced; and provided, further, that a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses in excess of this limit if they determine the transaction to be commercially competitive, fair and reasonable to the Corporation.~~
~~Section 8.10    Reimbursement for Total Operating Expenses. The Corporation may reimburse the Advisor, at the end of each fiscal quarter, for Total Operating Expenses incurred by the Advisor; provided, however that the Corporation shall not reimburse the Advisor at the end of any fiscal quarter for Total Operating Expenses that, in the four consecutive fiscal quarters then ended, exceed the greater of two percent of Average Invested Assets or 25% of Net Income (the “2%/25% Guidelines”) for such year. The Independent Directors shall have the responsibility of limiting Total Operating Expenses to amounts that do not exceed the 2%/25% Guidelines unless they have made a finding that, based on such unusual and non-recurring factors that they deem sufficient, a higher level of expenses (an “Excess Amount”) is justified. Within 60 days after the end of any fiscal quarter of the Corporation for which there is an Excess Amount which the Independent Directors conclude was justified and reimbursable to the Advisor, there shall be sent to the holders of Common Shares a written disclosure of such fact, together with an explanation of the factors the Independent Directors considered in determining that such Excess Amount was justified. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings of the Board. In the event that the Independent Directors do not determine that excess expenses are justified, the Advisor shall reimburse the Corporation the amount by which the expenses exceeded the 2%/25% Guidelines.~~
~~Section 8.11    Reimbursement Limitation. The Corporation shall not reimburse the Advisor or its Affiliates for services for which the Advisor or its Affiliates are entitled to compensation in the form of a separate fee.~~
~~Section 8.12    No Compensation in Connection with Internalization of Advisor. No compensation or remuneration shall be payable by the Corporation or the Operating Partnership to the Advisor or any of its Affiliates in connection with any internalization by the Corporation of management functions from the Advisor.~~
~~ARTICLE IX~~
~~INVESTMENT POLICIES AND LIMITATIONS~~
~~Section 9.1    Review of Investment Policies. The Independent Directors shall review the investment policies of the Corporation with sufficient frequency (and, upon Commencement of the Initial Public Offering, not less often than annually) to determine that the policies being followed by the Corporation are in the best interests of its Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board.~~
~~Section 9.2    Certain Permitted Investments. Until such time as the Common Shares are Listed, the following provisions shall apply:~~

~~(a)    The Corporation may invest in Assets.~~
~~(b)    The Corporation may invest in Joint Ventures with the Sponsor, Advisor, one or more Directors or any Affiliate, only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction, approve such investment as being fair and reasonable to the Corporation and on substantially the same terms and conditions as those received by the other joint venturers.~~
~~(c)    Subject to any limitations in Section 9.3, the Corporation may invest in equity securities only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approve such investment as being fair, competitive and commercially reasonable.~~
~~Section 9.3    Investment Limitations. Until such time as the Common Shares are Listed, the following investment limitations shall apply. In addition to other investment restrictions imposed by the Board from time to time, consistent with the Corporation's objective of qualifying as a REIT, the following shall apply to the Corporation's investments:~~
~~(a)    Not more than ten percent of the Corporation's total assets shall be invested in Unimproved Real Property or mortgage loans on Unimproved Real Property.~~
~~(b)    The Corporation shall not invest in commodities or commodity future contracts. This limitation is not intended to apply to futures contracts, when used solely for hedging purposes in connection with the Corporation's ordinary business of investing in real estate assets and Mortgages.~~
~~(c)    The Corporation shall not invest in or make any Mortgage unless an appraisal is obtained concerning the underlying property except for those loans insured or guaranteed by a government or government agency. In cases in which a majority of Independent Directors so determine, and in all cases in which the transaction is with the Advisor, Sponsor, Directors, or any Affiliates thereof, such appraisal of the underlying property must be obtained from an Independent Appraiser. Such appraisal shall be maintained in the Corporation's records for at least five years and shall be available for inspection and duplication by any holder of Common Shares for a reasonable charge. In addition to the appraisal, a mortgagee's or owner's title insurance policy or commitment as to the priority of the Mortgage or condition of the title must be obtained.~~
~~(d)    The Corporation shall not make or invest in any Mortgage, including a construction loan, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation, would exceed an amount equal to 85% of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent per annum of the principal balance of the loan.~~
~~(e)    The Corporation shall not invest in indebtedness secured by a Mortgage on Real Property which is subordinate to the lien or other indebtedness of the Advisor, any Director, the Sponsor or any Affiliate of the Corporation.~~
~~(f)    The Corporation shall not issue (i) equity Securities redeemable solely at the option of the holder (except that Stockholders may offer their Common Shares to the Corporation pursuant to any repurchase plan adopted by the Board on terms outlined in the Prospectus relating to any Offering, as such plan is thereafter amended in accordance with its terms); (ii) debt Securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt, as determined by the Board of Directors or a duly authorized officer of the Corporation; (iii) equity Securities on a deferred payment basis or under similar arrangements; or (iv) options or warrants to the Advisor, Directors, Sponsor or any Affiliate thereof except on the same terms, if any, as such options or warrants are sold to the general public. Options or warrants may be issued to Persons other than the Advisor, Directors, Sponsor or any Affiliate thereof, but not at exercise prices less than the fair market value of the underlying Securities on the date of grant and not for consideration (which may include services) that in the judgment of the Independent Directors has a market value less than the value of such option or warrant on the date of grant. Options or warrants issuable to the~~

~~Advisor, Directors, Sponsor or any Affiliate thereof shall not exceed ten percent of the outstanding Shares on the date of grant. The voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Corporation for each privately offered Share bears to the book value of each outstanding publicly held Share.~~
~~(g)    A majority of the Directors or of the members of a duly authorized committee of the Board of Directors shall authorize the consideration to be paid for each Asset, ordinarily based on the fair market value of the Asset. If a majority of the Independent Directors on the Board of Directors or such duly authorized committee determine, or if the Asset is acquired from the Advisor, a Director, the Sponsor or their Affiliates, such fair market value shall be determined by a qualified Independent Appraiser selected by such Independent Directors.~~
~~(h)    The aggregate Leverage shall be reasonable in relation to the Net Assets and shall be reviewed by the Board at least quarterly. The maximum amount of such Leverage in relation to Net Assets shall not exceed 300%. Notwithstanding the foregoing, Leverage may exceed such limit if any excess in borrowing over such level is approved by a majority of the Independent Directors. Any such excess borrowing shall be disclosed to Stockholders in the next quarterly report of the Corporation following such borrowing, along with justification for such excess.~~
~~(i)    The Corporation will continually review its investment activity to attempt to ensure that it is not classified as an “investment company” under the Investment Company Act of 1940, as amended.~~
~~(j)    The Corporation will not make any investment that the Corporation believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT unless and until the Board determines, in its sole discretion, that REIT qualification is not in the best interests of the Corporation.~~
~~(k)    The Corporation shall not invest in real estate contracts of sale unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.~~
~~(l)    The Corporation shall not engage in securities trading, or engage in the business of underwriting or the agency distribution of securities issued by other Persons.~~
~~(m)    The Corporation shall not acquire interests or securities in any entity holding investments or engaging in activities prohibited by this Article IX except for investments in which the Corporation holds a non-controlling interest or investments in publicly-traded entities. For these purposes, a “publicly-traded entity” shall mean any entity having securities listed on a national securities exchange.~~
~~(n)    Not more than ten percent of the Corporation's total assets shall be invested in commercial mortgage-backed securities.~~
~~(o)    Not more than ten percent of the Corporation's total assets shall be invested in equity securities of public or private real estate companies.~~
~~ARTICLE X~~
~~CONFLICTS OF INTEREST~~
~~Section 10.1    Sales and Leases to Corporation. The Corporation may purchase or lease an Asset or Assets from the Sponsor, the Advisor, a Director or any Affiliate thereof upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction that such transaction is fair and reasonable to the Corporation and at a price to the Corporation no greater than the cost of the Asset to such Sponsor, Advisor, Director or Affiliate, or, if the price to the Corporation is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the purchase price paid by the Corporation for any such Asset exceed the Asset's current appraised value.~~
~~Section 10.2    Sales and Leases to the Sponsor, Advisor, Directors or Affiliates. An Advisor, Sponsor, Director or Affiliate thereof may purchase or lease Assets from the Corporation if a majority of Directors~~

~~(including a majority of Independent Directors) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Corporation.~~
~~Section 10.3    Other Transactions.~~
~~(a)    The Corporation shall not make loans to the Sponsor, the Advisor, a Director or any Affiliates thereof except Mortgages pursuant to Section 9.3(c) hereof or loans to wholly owned subsidiaries of the Corporation. The Corporation may not borrow money from the Sponsor, the Advisor, a Director or any Affiliates thereof, unless approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to the Corporation than comparable loans between unaffiliated parties under the same circumstances.~~
~~(b)    The Corporation shall not engage in any other transaction with the Sponsor, the Advisor, a Director or any Affiliates thereof unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Corporation and on terms and conditions no less favorable to the Corporation than those available from unaffiliated third parties.~~
~~ARTICLE XI~~
~~STOCKHOLDERS~~
~~Section 11.1    Meetings. There shall be an annual meeting of the Stockholders, to be held on such date and at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted; provided that such annual meeting will be held upon reasonable notice and within a reasonable period (not less than 30 days) following delivery of the annual report. The holders of a majority of Shares entitled to vote who are present in person or by proxy at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the Board, vote to elect the Directors. A quorum shall be the presence in person or by proxy of Stockholders entitled to cast at least 50% of all the votes entitled to be cast at such meeting on any matter. Special meetings of Stockholders may be called in the manner provided in the Bylaws, including by the president or the chairman of the board or by a majority of the Directors or a majority of the Independent Directors, and shall be called by the secretary of the Corporation upon the written request of the holders of shares entitled to cast not less than ten percent of all the votes entitled to be cast at such meeting. Notice of any special meeting of Stockholders shall be given as provided in the Bylaws, and the special meeting shall be held not less than 15 days nor more than 60 days after the delivery of such notice. If the meeting is called by written request of Stockholders as described in this Section 11.1, notice of the special meeting shall be sent to all Stockholders within ten days of the receipt of the written request and the special meeting shall be held at the time and place specified in the Stockholder request; provided, however, that if none is so specified, at such time and place convenient to the Stockholders. If there are no Directors, the officers of the Corporation shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors. Any meeting may be adjourned and reconvened as the Board may determine or as otherwise provided in the Bylaws.~~
~~Section 11.2    Voting Rights of Stockholders. Subject to the provisions of any class or series of Shares then outstanding and the mandatory provisions of any applicable laws or regulations, the Stockholders shall be entitled to vote only on the following matters: (a) election or removal of Directors, without the necessity for concurrence by the Board, as provided in Sections 11.1, 7.4 and 7.11 hereof; (b) amendment of the Charter as provided in Article XIII hereof; (c) dissolution of the Corporation; (d) merger or consolidation of the Corporation, or the sale or other disposition of all or substantially all of the Corporation's assets; and (e) such other matters with respect to which the Board of Directors has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Stockholders for approval or ratification. Except with respect to the foregoing matters, no action taken by the Stockholders at any meeting shall in any way bind the Board. Without the approval of a majority of the Shares entitled to vote on the matter, the Board may not (i) amend the Charter to materially and adversely affect the rights, preferences and privileges of the Stockholders; (ii) amend provisions of the Charter relating to Director qualifications, fiduciary duties, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (iii) liquidate or dissolve the Corporation other than before the initial investment in Property; (iv) sell all or substantially all of the Corporation's assets other than in the ordinary course of business or as otherwise permitted by law; or (v) cause the merger or similar reorganization of the Corporation except as permitted by law.~~

~~Section 11.3    Voting Limitations on Shares Held by the Advisor, Directors and Affiliates. With respect to Shares owned by the Advisor, any Director, or any of their Affiliates, neither the Advisor, nor such Director, nor any of their Affiliates may vote or consent on matters submitted to the Stockholders regarding the removal of the Advisor, such Director or any of their Affiliates or any transaction between the Corporation and any of them. In determining the requisite percentage in interest of Shares necessary to approve a matter on which the Advisor, such Director and any of their Affiliates may not vote or consent, any Shares owned by any of them shall not be included.~~
~~Section 11.4    Right of Inspection. Any Stockholder and any designated representative thereof shall be permitted access to the records of the Corporation to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Corporation's books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.~~
~~Section 11.5    Access to Stockholder List. An alphabetical list of the names, addresses and telephone numbers of the Stockholders, along with the number of Shares held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Corporation and shall be available for inspection by any Stockholder or the Stockholder's designated agent at the home office of the Corporation upon the request of the Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of the Stockholder List shall be mailed to any Stockholder so requesting within ten days of receipt by the Corporation of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than ten-point type). The Corporation may impose a reasonable charge for expenses incurred in reproduction pursuant to the Stockholder request. The purposes for which a Stockholder may request a copy of the Stockholder List include, but are not limited to, matters relating to Stockholders' voting rights, and the exercise of Stockholder rights under federal proxy laws.~~
~~If the Advisor or the Board neglects or refuses to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and/or the Board, as the case may be, shall be liable to any Stockholder requesting the Stockholder List for the costs, including reasonable attorneys' fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure the Stockholder List or other information for the purpose of selling the Stockholder List or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Stockholder relative to the affairs of the Corporation. The Corporation may require the Stockholder requesting the Stockholder List to represent that the Stockholder List is not requested for a commercial purpose unrelated to the Stockholder's interest in the Corporation. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition to, and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.~~
~~Section 11.6    Reports. The Directors, including the Independent Directors, shall take reasonable steps to insure that the Corporation shall cause to be prepared and mailed or delivered to each Stockholder as of a record date after the end of the fiscal year and each holder of other publicly held Securities within 120 days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the Commencement of the Initial Public Offering that shall include: (a) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (b) the ratio of the costs of raising capital during the period to the capital raised; (c) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Corporation and including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Corporation; (d) the Total Operating Expenses of the Corporation, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (e) a report from the Independent Directors that the policies being followed by the Corporation are in the best interests of its Stockholders and the basis for such determination; and (f) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Corporation, Directors, Advisors, Sponsors and any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Directors shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions.~~
~~Section 11.7    Tender Offers. If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply with all of the provisions set forth in Regulation 14D of the~~

~~Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent of the outstanding Shares; provided, however, that such documents are not required to be filed with the Securities and Exchange Commission. In addition, any such Person must provide notice to the Corporation at least ten business days prior to initiating any such tender offer. If any Person initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Corporation, in its sole discretion, shall have the right to redeem such non-compliant Person's Shares and any Shares acquired in such tender offer (collectively, the “Tendered Shares”) at the lesser of (i) the price then being paid per Share of Common Stock purchased in the Corporation's latest Offering at full purchase price (not discounted for commission reductions or for reductions in sale price permitted pursuant to the Reinvestment Plan), (ii) the fair market value of the Shares as determined by an independent valuation obtained by the Corporation or (iii) the lowest tender offer price offered in such Non-Compliant Tender Offer. The Corporation may purchase such Tendered Shares upon delivery of the purchase price to the Person initiating such Non-Compliant Tender Offer and, upon such delivery, the Corporation may instruct any transfer agent to transfer such purchased Shares to the Corporation. In addition, any Person who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Corporation in connection with the enforcement of the provisions of this Section 11.7, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of Tendered Shares by the Corporation. The Corporation maintains the right to offset any such expenses against the dollar amount to be paid by the Corporation for the purchase of Tendered Shares pursuant to this Section 11.7. In addition to the remedies provided herein, the Corporation may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section 11.7 shall be of no force or effect with respect to any Shares that are then Listed.~~
~~ARTICLE XII~~
LIABILITY LIMITATION AND INDEMNIFICATION
Section ~~12.1~~8.1    Limitation of Stockholder Liability. No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Corporation by reason of his being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Assets or the affairs of the Corporation by reason of his being a Stockholder.
Section ~~12.2~~8.2    Limitation of Director and Officer Liability.             ~~(a)    Subject to any limitations set forth under~~To the maximum extent that Maryland law ~~or in paragraph (b), no~~in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former Director or officer of the Corporation shall be liable to the Corporation or its Stockholders for money damages. Neither the amendment nor repeal of this Section ~~12.2(a),~~8.2, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section ~~12.2(a),~~8.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.
~~(b)    Notwithstanding anything to the contrary contained in paragraph (a) above, the Corporation shall not provide that a Director, the Advisor or any Affiliate of the Advisor (the “Indemnitee”) be held harmless for any loss or liability suffered by the Corporation, unless all of the following conditions are met:~~
~~(i)    The Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation.~~
~~(ii)    The Indemnitee was acting on behalf of or performing services for the Corporation.~~
~~(iii)    Such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is a Director (other than an Independent Director), the Advisor or an Affiliate of the Advisor or (B) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director.~~

~~(iv)    Such agreement to hold harmless is recoverable only out of Net Assets and not from the Stockholders.~~
Section ~~12.3~~8.3    Indemnification.             ~~(a)    Subject to any limitations set forth under~~To the maximum extent permitted by Maryland law ~~or in paragraph (b) or (c) below~~in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity~~,~~ or (ii) any individual who, while a Director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity ~~or (iii) the Advisor of any of its Affiliates acting as an agent of the Corporation~~. The rights to indemnification and advance of expenses provided ~~hereby~~by the Charter to a Director or officer of the Corporation shall vest immediately upon election of a Director or officer. The Corporation may, with the approval of the Board of Directors ~~or any duly authorized committee thereof~~, provide such indemnification and ~~advance for~~advancement of expenses to a Person who served a predecessor of the Corporation in any of the capacities described in (i) or (ii) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The Board may take such action as is necessary to carry out this Section ~~12.3(a). No amendment of the Charter or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or~~8.3. The indemnification and payment or reimbursement of expenses provided in the Charter shall not be deemed exclusive of or limit in any way other rights to which any Person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise. Neither the amendment nor repeal of this Section 8.3, nor the adoption or amendment of any other provision of the Charter inconsistent with this Section 8.3, shall apply to or affect in any respect the applicability of the preceding sentences with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.
~~(b)    Notwithstanding anything to the contrary contained in paragraph (a) above, the Corporation shall not provide for indemnification of an Indemnitee for any liability or loss suffered by such Indemnitee, unless all of the following conditions are met:~~
~~(i)    The Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation.~~
~~(ii)    The Indemnitee was acting on behalf of or performing services for the Corporation.~~
~~(iii)    Such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is a Director (other than an Independent Director), the Advisor or an Affiliate of the Advisor or (B) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director.~~
~~(iv)    Such indemnification or agreement to hold harmless is recoverable only out of Net Assets and not from the Stockholders.~~
~~(c)    Notwithstanding anything to the contrary contained in paragraph (a) above, the Corporation shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnitee, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which Securities were offered or sold as to indemnification for violations of securities laws.~~

Section ~~12.4    Payment of Expenses. The Corporation may pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding only if all of the following are satisfied: (a) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Corporation, (b) the Indemnitee provides the Corporation with written affirmation of the Indemnitee's good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Corporation as authorized by Section 12.3 hereof, (c) the legal proceeding was initiated by a third party who is not a Stockholder or, if by a Stockholder of the Corporation acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and (d) the Indemnitee provides the Corporation with a written agreement to repay the amount paid or reimbursed by the Corporation, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct and is not entitled to indemnification. Section 12.5~~8.4    Express Exculpatory Clauses in Instruments. Neither the Stockholders nor the Directors, officers, employees or agents of the Corporation shall be liable under any written instrument creating an obligation of the Corporation by reason of their being Stockholders, Directors, officers, employees or agents of the Corporation, and all Persons shall look solely to the Corporation's assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Corporation be liable to anyone as a result of such omission.
ARTICLE ~~XIII~~IX
AMENDMENTS
The Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any Shares. All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation. Except for those amendments permitted to be made without Stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of a majority of all votes entitled to be cast on the matter~~, including without limitation, (a) any amendment which would adversely affect the rights, preferences and privileges of the Stockholders and (b) any amendment to Sections 7.2, 7.5 and 7.11 of Article VII, Article IX, Article X, Article XII and Article XIV hereof and this Article XIII (or any other amendment of the Charter that would have the effect of amending such sections)~~.
~~ARTICLE XIV~~
~~ROLL-UP TRANSACTIONS~~
~~In connection with any proposed Roll-Up Transaction, an appraisal of all of the Corporation's assets shall be obtained from a competent Independent Appraiser. If the appraisal will we included in a prospectus used to offer the securities of the Roll-Up Entity, the appraisal shall be filed with the Securities and Exchange Commission and the states. The Corporation's assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a twelve-month period. The terms of the engagement of the Independent Appraiser shall clearly state that the engagement is for the benefit of the Corporation and the Stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to holders of Common Shares who vote against the proposed Roll-Up Transaction the choice of:~~
~~(a)    accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or~~
~~(b)    one of the following:~~
~~(i)    remaining as Stockholders and preserving their interests therein on the same terms and conditions as existed previously; or~~

~~(ii)    receiving cash in an amount equal to the Stockholder's pro rata share of the appraised value of the Net Assets.~~
~~The Corporation is prohibited from participating in any proposed Roll-Up Transaction:~~
~~(a)    that would result in the holders of Common Shares having voting rights in a Roll-Up Entity that are less than the rights provided for in Sections 11.1 and 11.2 hereof;~~
~~(b)    that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of Shares held by that investor;~~
~~(c)    in which investor's rights to access of records of the Roll-Up Entity will be less than those described in Sections 11.4 and 11.5 hereof; or~~
~~(d)    in which any of the costs of the Roll-Up Transaction would be borne by the Corporation if the Roll-Up Transaction is rejected by the holders of Common Shares.~~
THIRD: The amendment and restatement of the charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.
FOURTH: The current address of the principal office of the Corporation is as set forth in Article III of the foregoing amendment and restatement of the charter.
FIFTH: The name and address of the Corporation's current resident agent is as set forth in Article III of the foregoing amendment and restatement of the charter.
SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article VII of the foregoing amendment and restatement of the charter.
SEVENTH:    The undersigned acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chief Executive Officer and Chairman and attested to by its Secretary on this _____ day of ____________, 20___.
ATTEST:                GRIFFIN-AMERICAN HEALTHCARE REIT II, INC.

_________________________________    _________________________________ (SEAL)
Name: Cora Lo                Name: Jeffrey T. Hanson
Title: Secretary                Title: Chief Executive Officer and Chairman

Po Box 55046 Boston MA 02205-9836

Your Proxy Vote is Important!
: Vote by Internet
https://www.eproxy.com/hcreit2 Have this form available when you visit the secure voting site and follow the simple instructions. You may elect to receive an email confirmation of your vote.
) Vote by Telephone
1 (866) 977-7699 Call toll-free on a touch-tone phone, 24 hours a day, seven days a week. Have this form available when you call and follow the simple instructions.
* Vote by Mail or by Fax

Mark, date and sign this proxy card and mail promptly in the postage-paid envelope or fax your vote to 1 (781) 633-4036. Do not return the proxy card if you authorize a proxy by Internet, by telephone, or by fax.

GRIFFIN-AMERICAN HEALTHCARE REIT II, INC.
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 5, 2013
INVESTOR PROXY CARD

The undersigned stockholder of Griffin-American Healthcare REIT II, Inc., a Maryland corporation, hereby appoints Jeffrey T. Hanson and Cora Lo, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the 2013 Annual Meeting of Stockholders of Griffin-American Healthcare REIT II, Inc. to be held on December 5, 2013 at 8:30 a.m. local time, at the Island Hotel Newport Beach, located at 690 Newport Center Drive, Newport Beach, California 92660, and any and all adjournments and postponements thereof, to cast on behalf of the undersigned all votes that the undersigned would be entitled to cast if personally present, as indicated on the reverse side of this ballot, and otherwise to represent the undersigned, at such meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

This proxy is solicited on behalf of the Griffin-American Healthcare REIT II, Inc. Board of Directors. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2013 Annual Meeting of Stockholders or any adjournments or postponements thereof in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in their discretion, including, but not limited to, matters incident to the conduct of the meeting or a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies for any or all of the proposals referenced herein.

All proxies, whether authorized by Internet, telephone, or fax must be received no later than 11:59 p.m., Eastern Standard Time, on December 4, 2013 to be included in the voting results. Proxies sent by mail must be received no later than December 4, 2013.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on December 5, 2013

The proxy statement and annual report to stockholders are available at https://www.eproxy.com/hcreit2
You may obtain directions to attend the 2013 Annual Meeting of Stockholders of Griffin-American Healthcare REIT II, Inc.
by calling 1 (949) 270-9225.

Note: When shares are held by joint tenants or tenants-in-common, the signature of one shall bind all unless the Secretary of the company is given written notice to the contrary and furnished with a copy of the instrument or order which so provides. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.
Signature(s)

Date

Signature(s)

Date

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” NAMED IN ITEM NO. 1, “FOR” THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S CHARTER IN ITEM NO. 2 AND “FOR” ITEM NO. 3. IF NO SPECIFICATION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR ALL NOMINEES” NAMED IN ITEM NO. 1, “FOR” THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S CHARTER IN ITEM NO. 2 AND “FOR” ITEM NO. 3. AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS OR, IN THE ABSENCE OF SUCH A RECOMMENDATION, IN THEIR DISCRETION.

			Please mark box as shown.		☒
1.	For the election of (01) Jeffrey T. Hanson, (02) Danny Prosky, (03) Patrick R. Leardo, (04) Gerald W. Robinson, and (05) Gary E. Stark to serve as Directors until the Annual Meeting of Stockholders of Griffin-American Healthcare REIT II, Inc. to be held in the year 2014 and until his successor is duly elected and qualifies.	1.	FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐

	(1) Jeffrey T. Hanson (2) Danny Prosky (3) Patrick R. Leardo (4) Gerald W. Robinson (5) Gary E. Stark		To Withhold authority to vote for any individual Nominee(s) write the number(s) of the nominee(s) in the box below

2.	For the amendment and restatement of the company's charter.	2.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	For the ratification of the appointment of Ernst & Young LLP as the company's independent registered public accounting firm for the year ending December 31, 2013.	3.	FOR ☐	AGAINST ☐	ABSTAIN ☐